                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934



    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12



                              CENTRAL RESERVE LIFE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                        CENTRAL RESERVE LIFE CORPORATION

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF THE
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 7, 1998

    Notice is hereby given that a Special Meeting of Shareholders in Lieu of the Annual Meeting of Shareholders (the "Special Meeting") of Central Reserve Life Corporation (the "Company") will be held at the Home Offices of the Company, CRL Plaza, 17800 Royalton Road, Strongsville, Ohio, on Monday, December 7, 1998, at 2:00 p.m., local time, for the following purposes:

    1. To elect nine directors to hold office until the next annual election of directors and until their successors are elected and qualified;

    2. To consider and vote upon a proposal which provides, among other things, for the change of the Company's state of incorporation from Ohio to Delaware through a merger of the Company into Ceres Group, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, and for the change of the Company's name to "Ceres Group, Inc." in the merger, and for related changes to the Company's organizational documents (the "Reincorporation Proposal"); and

    3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on November 2, 1998, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                         By order of the Board of Directors.

                                   /s/ Linda S. Standish

                                         LINDA S. STANDISH, Secretary

November 9, 1998

                             YOUR VOTE IS IMPORTANT

 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND
                                  THE MEETING.

                               TABLE OF CONTENTS



PROXY STATEMENT............................................................................................          1
    General Information....................................................................................          1
    Voting and Quorum......................................................................................          1

PROPOSAL ONE: ELECTION OF DIRECTORS........................................................................          2

NOMINEES FOR ELECTION AT THE SPECIAL MEETING...............................................................          3

BOARD OF DIRECTORS AND COMMITTEES..........................................................................          4

DIRECTOR COMPENSATION......................................................................................          5

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS................................................          6

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.............................................................          9

PERFORMANCE GRAPH..........................................................................................         10

EXECUTIVE OFFICERS.........................................................................................         11

EXECUTIVE COMPENSATION.....................................................................................         12

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
  OPTION VALUES............................................................................................         13

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION....................................................         13

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.............................................................         15

PROPOSAL TWO: REINCORPORATION IN DELAWARE..................................................................         15
    General................................................................................................         15
    Summary of Effects of Reincorporation..................................................................         19
    Comparison of Shareholder Rights Under Ohio and Delaware Law...........................................         21
    Federal Income Tax Consequences........................................................................         34
    General Provisions of the Delaware Certificate.........................................................         34
    General Provisions of the Delaware Bylaws..............................................................         35

CHANGE OF INDEPENDENT AUDITOR..............................................................................         35

SHAREHOLDER PROPOSALS......................................................................................         36

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE....................................................         36

FINANCIAL INFORMATION......................................................................................         36

OTHER MATTERS..............................................................................................         37

EXHIBIT A--MERGER AGREEMENT AND PLAN OF REORGANIZATION.....................................................        A-1

EXHIBIT B--CERTIFICATE OF INCORPORATION OF CERES GROUP, INC................................................        B-1

EXHIBIT C--BYLAWS OF CERES GROUP, INC......................................................................        C-1

EXHIBIT D--OHIO DISSENTERS' RIGHTS STATUTES................................................................        D-1

                        CENTRAL RESERVE LIFE CORPORATION
                                   CRL PLAZA
                              17800 ROYALTON ROAD
                            STRONGSVILLE, OHIO 44136

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies for use at a Special Meeting of Shareholders in Lieu of the Annual Meeting of Shareholders (the "Special Meeting") of Central Reserve Life Corporation, an Ohio corporation (the "Company"), to be held on Monday, December 7, 1998, at 2:00 p.m., local time, at the Home Offices of the Company, CRL Plaza, 17800 Royalton Road, Strongsville, Ohio, and at any adjournment thereof.

    As more fully described herein, the principal business to be addressed at the Special Meeting is the election of directors and the Reincorporation Proposal.


    This Proxy Statement and the accompanying form of proxy ("proxy card") will first be sent to shareholders on or about November 9, 1998.


    The close of business on November 2, 1998, has been fixed as the date (the "Record Date") for the determination of holders of record of the Company's common shares, without par value (the "Common Shares"), entitled to notice of, and to vote at, the Special Meeting. On November 2, 1998, the Company had outstanding 11,495,172 Common Shares, each of which will be entitled to one vote.

                               VOTING AND QUORUM

    A majority of the issued and outstanding Common Shares entitled to vote constitutes a quorum at the Special Meeting. Common Shares represented in person or by proxy at the Special Meeting, including abstentions and "broker non-votes," will be tabulated by the inspectors of election appointed for the Special Meeting and will determine whether a quorum is present. A broker non-vote occurs when a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

    With respect to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals (other than the election of directors) and will be counted as shares that are present and entitled to vote for a proposal, but will not be counted as votes in favor of such proposal. Accordingly, an abstention from voting on a proposal by a shareholder present in person or represented by proxy at the Special Meeting will have the same legal effect as a vote "against" the matter even though the shareholder or interested parties analyzing the results of the voting may interpret the abstention differently. Broker non-votes are not shares entitled to vote, will not be counted in the total number of votes, and therefore will have no effect on the outcome of voting.

                      PROPOSAL ONE: ELECTION OF DIRECTORS


    The number of directors has been fixed pursuant to the Code of Regulations of the Company at nine, and nine directors are currently in office. At the Special Meeting, shares represented by proxies, unless otherwise specified, will be voted for the election of the nine nominees, hereinafter named, to hold office until the next annual election of directors and, in each case, until their respective successors are duly elected and qualified. If, by reason of death or other unexpected occurrence, any nominee should not be available for election, the proxies will be voted for such substitute nominee as the Board of Directors may propose.



    If notice in writing is given by any shareholder to the President, a Vice President or the Secretary not less than 48 hours before the time fixed for holding the Special Meeting that he desires that voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of such meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses at such election and to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares he holds, or to distribute his votes on the same basis among two or more nominees, as he sees fit. If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented thereby and by other proxies held by them so as to elect as many of the nominees named below as possible. In the election of directors, the nine nominees receiving the greatest number of votes will be elected. Abstentions and broker non-votes will not count in favor of or against election of any nominee.


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" MESSRS. BOEMI, CAVATAIO, COOPER, LICK, NAUERT, NOVATNEY, OSBORNE, SPASS AND TABAK.


    Based on information as of the Record Date, the following describes the age, position with the Company, principal occupation and business experience during the past five years, and other directorships of each person nominated for election as a director. Each currently holds his position as Director and has been nominated for re-election by the Board of Directors pursuant to the provisions of a Voting Agreement between the Company and Insurance Partners, L.P. ("IP Delaware"); Insurance Partners Offshore (Bermuda), L.P. ("IP Bermuda" and collectively with IP Delaware, "Insurance Partners"); Strategic Acquisition Partners, LLC ("Strategic Partners"); Turkey Vulture Fund XIII, Ltd. (the "Fund") and their Assignees (the "Voting Agreement"). (See Footnote 2 on Page 8 herein concerning the Voting Agreement.)

                  NOMINEES FOR ELECTION AT THE SPECIAL MEETING


                         AGE/
                       DIRECTOR
NAME                     SINCE                       PRINCIPAL OCCUPATION
-------------------  -------------  -------------------------------------------------------
Andrew A. Boemi        53 / 1997    Managing Director of Turnaround Capital Partners, L.
                                    P., a company engaged in investing in small to
                                    mid-sized public and private companies in the early
                                    turnaround stages. In 1997, Mr. Boemi served as the
                                    Managing Director of Marietta Capital Partners, a
                                    company engaged in private investment banking and
                                    corporate restructuring. From 1990 to 1996, Mr. Boemi
                                    was a partner of S-K Partners, Ltd., where he
                                    specialized in financial and operational turnarounds of
                                    small to mid-sized companies and crisis management.

Michael A. Cavataio    55 / 1997    Real estate developer in northern Illinois and southern
                                    Wisconsin. Mr. Cavataio served as a director of Pioneer
                                    Financial Services, Inc., a company that underwrites
                                    and markets health insurance, life insurance and
                                    annuities throughout the United States, from 1986 to
                                    1997 and served as Vice Chairman from 1995 to 1997. Mr.
                                    Cavataio has served as a director of Mercantile Bank of
                                    Northern Illinois since 1988 and as a director of AON
                                    Funds, Inc., a subsidiary of AON Corp., a multi-line
                                    insurance and brokerage company, since 1994.

Bradley E. Cooper      32 / 1998    Partner of Insurance Partners Advisors, L.P., an
                                    investment management company, from 1994 to the
                                    present. Mr. Cooper served as Vice President of
                                    International Insurance Advisors, Inc., an investment
                                    management company, from 1990 to 1994. Mr. Cooper is a
                                    director of Superior National Insurance Group, Inc. and
                                    Highlands Insurance Group, Inc.

Fred Lick, Jr.         67 / 1976    Chairman of the Company and Chairman of Central Reserve
                                    Life Insurance Company ("CRL"), the Company's principal
                                    operating subsidiary. Prior to July 3, 1998, Mr. Lick
                                    was also President and Chief Executive Officer of the
                                    Company and of CRL.

Peter W. Nauert        55 / 1998    President and Chief Executive Officer of the Company
                                    since July 3, 1998. Mr. Nauert is also the principal
                                    investor in Strategic Partners and is Principal of
                                    Geneva Consulting, Inc., a company providing consulting
                                    services to small group and life insurance companies.
                                    Mr. Nauert served as President of Pioneer Financial
                                    Services from 1982 to 1988 and 1991 to 1995, and served
                                    as Chairman from 1988 to 1997. Mr. Nauert had been
                                    employed in an executive capacity by one or more of the
                                    insurance subsidiaries of Pioneer Financial Services
                                    from 1968 to 1997.

                         AGE/
                       DIRECTOR
NAME                     SINCE                       PRINCIPAL OCCUPATION
-------------------  -------------  -------------------------------------------------------
John F. Novatney,      68 / 1976    General Counsel of CRL. Prior to June 1996, Mr.
Jr.                                 Novatney was a partner in the law firm of Baker &
                                    Hostetler LLP.

Richard M. Osborne     53 / 1998    Chief Executive Officer of OsAir, Inc., a company Mr.
                                    Osborne founded in 1963. OsAir, Inc. is a manufacturer
                                    of industrial gases for pipeline delivery and a real
                                    property developer. Mr. Osborne is the sole Manager of
                                    the Fund, which began operations in January 1995. The
                                    Fund acquires, holds, sells or otherwise invests in all
                                    types of securities and other instruments. Mr. Osborne
                                    is a director of TIS Mortgage Investment Company, a
                                    real estate investment trust, a director and Chairman
                                    of the Board of Meridian Point Realty Trust '83, a real
                                    estate investment trust, a director and Chairman of
                                    Pacific Gateway Properties, Inc., a real estate
                                    company, and a director and Vice-Chairman of GLB
                                    Bancorp, Inc., a bank holding company.

Robert A. Spass        42 / 1998    Managing Partner of Insurance Partners Advisors, L.P.,
                                    an investment management company, from 1994 to the
                                    present. Mr. Spass served as President and Chief
                                    Executive Officer of International Insurance Advisors,
                                    Inc., an investment management company, from 1990 to
                                    1994. Mr. Spass is a director of Superior National
                                    Insurance Group, Inc., MMI Companies, a professional
                                    liability insurer, and Highland Insurance Group, Inc.

Mark H. Tabak          48 / 1998    President and Chief Executive Officer of International
                                    Managed Care Advisors LLC, from 1996 to the present.
                                    Mr. Tabak was also Chairman of AIG Managed Care, Inc.,
                                    a subsidiary of American International Group from 1993
                                    to 1996. Prior to joining Group Health Plan, he was
                                    President of Health America Development Corporation.
                                    Mr. Tabak also founded Clinical Pharmaceuticals, Inc.


                       BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company has standing executive, audit, investment and compensation committees, as described below:

    EXECUTIVE COMMITTEE. The Executive Committee has all powers of the Board in the management of the business and affairs of the Company between Board meetings except the power to fill vacancies on the Board or its committees. The Executive Committee also functions as a nominating committee. In functioning as a nominating committee, the Executive Committee seeks qualified persons to serve as directors of the Company and makes recommendations to the Board of Directors. The Executive Committee will consider nominees for the Board of Directors recommended by shareholders, provided that the names of such persons are submitted by January 30 for the next succeeding annual meeting of shareholders. Such recommendations should be submitted only on behalf of persons willing to serve as directors and should include a resume of their business experience and qualifications. Until July 8, 1998, when a separate compensation committee was created, the Executive Committee also served as a compensation committee responsible for determining the compensation of the Company's executive officers. Currently, members of the Executive Committee are Messrs. Nauert (Chairman), Cavataio and Spass. The Executive Committee met once during 1997 and took action in writing without a meeting four times.


    AUDIT COMMITTEE. The Audit Committee recommends to the Board of Directors the firm of independent accountants to serve the Company and reviews the scope, performance and results of the annual audit of the Company. Its members are Messrs. Boemi (Chairman), Osborne and Tabak. The Audit Committee met six times during 1997.

    INVESTMENT COMMITTEE. The Investment Committee establishes policy for, and monitors management of, the Company's investments. Its members are Messrs. Cavataio (Chairman), Lick and Novatney. The Investment Committee met twice during 1997.


    COMPENSATION COMMITTEE. A Compensation Committee was formed on July 8, 1998, and is now responsible for determining the compensation of the Company's executive officers. Members of the Compensation Committee are Messrs. Cooper (Chairman), Cavataio and Osborne. The Compensation Committee had no meetings in 1997 since it was first formed in July 1998.


    The Board of Directors met 16 times during 1997 and took action in writing without a meeting twice. Each director attended at least 75% of the meetings held by the Board of Directors and the committees of the Board of Directors on which he served.

                             DIRECTOR COMPENSATION

    During 1997, the directors of the Company were paid $2,000 per quarter plus $1,000 per Board meeting attended and $1,000 per committee meeting attended plus expenses of attendance, except that by informal agreement of the directors, a reduced fee of $500 was paid for four of the Board meetings. Mr. Lick and Mr. Novatney received no compensation as directors.

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

    The following table sets forth at the Record Date certain information with respect to the beneficial ownership of Common Shares by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Shares,
(ii) each Company director, (iii) each of the named executive officers and (iv) all company executive officers and directors as a group.

                                                      AMOUNT AND NATURE OF
       NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP (1)   PERCENT OF CLASS

       Insurance Partners, L.P. (2)                        13,102,100(3)             77.5
       One Chase Manhattan Plaza
       44th Floor
       New York, New York 10005

       Insurance Partners Offshore                         13,102,100(3)             77.5
       (Bermuda), L.P. (2)
       One Chase Manhattan Plaza
       44th Floor
       New York, New York 10005

       Peter W. Nauert (2)                                 13,102,100(3)             77.5
       c/o Strategic Acquisition Partners, LLC
       1750 East Golf Road, Suite 210
       Schaumburg, Illinois 60173

       Strategic Acquisition Partners, LLC (2)             13,102,100(3)             77.5
       1750 East Golf Road, Suite 210
       Schaumburg, Illinois 60173

       Richard M. Osborne (2)                              13,102,100(3)             77.5
       7001 Center Street
       Mentor, Ohio 44060

       Turkey Vulture Fund XIII, Ltd. (2)                  13,102,100(3)             77.5
       c/o Mr. Richard M. Osborne
       7001 Center Street
       Mentor, Ohio 44060

       Medical Mutual of Ohio (2)                          13,102,100(3)             77.5
       1200 Huron Road
       Tenth Floor
       Cleveland, Ohio 44115

       LEG Partners SBIC, L.P. (2)                         13,102,100(3)             77.5
       230 Park Avenue
       19th Floor
       New York, New York 10169

                                                      AMOUNT AND NATURE OF
       NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP (1)   PERCENT OF CLASS
       United Payors & United Providers, Inc. (2)          13,102,100(3)             77.5
       2275 Research Boulevard
       Rockville, Maryland 20850

       Karon Hill (2)                                      13,102,100(3)             77.5
       3883 Turtle Creek #1504
       Dallas, Texas 75219

       Val Rajic (2)                                       13,102,100(3)             77.5
       1750 East Golf Road, Suite 210
       Schaumburg, Illinois 60173

       Howard R. Conant (2)                                13,102,100(3)             77.5
       c/o Lunn Partners
       209 South La Salle
       Chicago, Illinois 60604

       Joseph Cusimano IRA (2)                             13,102,100(3)             77.5
       c/o Lunn Partners
       209 South LaSalle
       Chicago, Illinois 60604

       Michael A. Cavataio (2)                             13,102,100(3)             77.5
       3125 Ramsgate Road
       Rockford, Illinois 61114

       Marc C. Krantz (2)                                  13,102,100(3)             77.5
       1375 East 9th Street
       20th Floor
       One Cleveland Center
       Cleveland, Ohio 44114

       Krantz Family Limited Partnership (2)               13,102,100(3)             77.5
       c/o Marc C. Krantz
       1375 East 9th Street
       20th Floor
       One Cleveland Center
       Cleveland, Ohio 44114

       Fred Lick, Jr.                                         355,000(4)              2.1

       John F. Novatney, Jr.                                   13,000                   *

       Andrew A. Boemi                                          1,000                   *

       Bradley E. Cooper                                            0                   0

       Mark H. Tabak                                                0                   0

                                                      AMOUNT AND NATURE OF
       NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP (1)   PERCENT OF CLASS

       Robert A. Spass                                              0                   0

       Frank W. Grimone                                       125,000                   *

       Glen A. Laffoon                                         86,650(5)                *

       James A. Weisbarth                                      14,075                   *

       Charles E. Miller, Jr.(6)                              100,000                   *

       All executive officers and directors as a           13,794,825                81.1
       group (14 persons)


*   Less than one percent of the outstanding Common Shares of the Company.

(1) Unless otherwise indicated, the persons or entities named have sole voting and investment power with respect to all Common Shares shown as being beneficially owned by them.


(2) Each entered into a Voting Agreement which will remain in effect until July 2, 2003. The Voting Agreement provides that the parties to the Agreement shall cause the Board to consist of nine directors, some or all, as applicable, of whom shall consist of the following individuals: (i)(a) four individuals designated by Insurance Partners, so long as Insurance Partners and their officers, directors, employees and affiliates ("IP Group") owns Common Shares equal to at least 75% of the Common Shares owned by the IP Group on July 3, 1998, (b) three individuals designated by Insurance Partners, so long as the IP Group owns Common Shares equal to at least 50%, but less than 75%, of the Common Shares owned by the IP Group on July 3, 1998, (c) two individuals designated by Insurance Partners, so long as the IP Group owns Common Shares equal to at least 25%, but less than 50%, of the Common Shares owned by the IP Group on July 3, 1998, and (d) one individual designated by Insurance Partners, so long as the IP Group owns Common Shares equal to at least 10%, but less than 25%, of the Common Shares owned by the IP Group on July 3, 1998; (ii)(a) two individuals designated by Strategic Partners, so long as the Strategic Partners and its affiliates (the "SAP Group") owns Common Shares equal to at least 50% of the Common Shares owned by the SAP Group on July 3, 1998, and (b) one individual designated by Strategic Partners, so long as the SAP Group owns Common Shares equal to at least 10%, but less than 50%, of the Common Shares owned by the SAP Group on July 3, 1998; (iii) one individual designated by the Fund, so long as the Fund and its affiliates (the "Osborne Group") owns Common Shares equal to at least 25% of the Common shares owned by the Osborne Group on July 3, 1998;
    (iv) John F. Novatney, Jr., until the earlier to occur of (a) December 31, 1999, or (b) the first date as of which the Company does not have a class of equity securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) Fred Lick, Jr., until the earlier to occur of (a) December 31, 1999, (b) the first date as of which the Company does not have a class of equity securities registered under the Exchange Act, or (c) expiration of the remaining term of his employment agreement with the Company, as amended.


(3) Includes (1) 2,799,466 Common Shares and warrants to purchase 1,399,733 Common Shares at $5.50 per share exercisable any time until July 2, 2005 (the "Equity Warrants") owned by IP Delaware; (2) 1,545,990 Common Shares and 772,995 Equity Warrants owned by IP Bermuda; (3) 934,636 Common Shares, 466,818 Equity Warrants, warrants to purchase 500,000 Common Shares at $6.00 per share (the "Guarantee Warrants") and non-qualified options to purchase 500,000 Common Shares,

    150,000 of which have vested at an average price of $6.83 per share owned by Mr. Nauert; (4) 1,120,910 Common Shares, 360,455 Equity Warrants and 300,000 Guarantee Warrants owned by the Fund; (5) 363,636 Common Shares and 181,818 Equity Warrants owned by Medical Mutual of Ohio; (6) 181,818 Common Shares and 90,909 Equity Warrants owned by LEG Partners BIC, L.P. ("LEG"); (7) 181,818 Common Shares and 90,909 Equity Warrants owned by United Payors & United Providers, Inc. ("United"); (8) 100,000 Common Shares and 50,000 Equity Warrants owned by Karon Hill and 100 Common Shares, 100,000 Guarantee Warrants and non-qualified options to purchase 125,000 Common Shares, 25,000 of which have vested at $5.50 per share owned by Ms. Hill's spouse;
    (9)100,000 Common Shares, 50,000 Equity Warrants, 100,000 Guarantee Warrants and non-qualified options to purchase 125,000 Common Shares, 25,000 of which have vested at $5.50 per share owned by Val Rajic; (10) 90,909 Common Shares and 45,455 Equity Warrants owned by Howard Conant; (11) 90,909 Common Shares and 45,454 Equity Warrants owned by Joseph Cusimano, IRA; (12) 130,316 Common Shares and 65,158 Equity Warrants owned by Michael Cavataio; (13) 51,502 Common Shares and 25,751 Equity Warrants owned by the Mercantile Bank of Northern Illinois, Trustee of the Conseco Deferred Compensation Plan F/B/O Michael Cavataio ("Conseco Deferred Compensation Plan"); (14) 5,546 Common Shares and 2,273 Equity Warrants owned by Marc Krantz; and (14) 4,544 Common Shares and 2,272 Equity Warrants owned by the Krantz Family Limited Partnership ("the Krantz FLP"). All of the preceding Common Shares, Equity Warrants and Guarantee Warrants (the "Investor Shares") are subject to the Voting Agreement, which is described in Footnote 2 of this table, and, as a result, each of IP Delaware, IP Bermuda, Mr. Nauert, Strategic Partners, Mr. Osborne, the Fund, Medical Mutual of Ohio, LEG, United, Ms. Hill, Mr. Rajic, Mr. Conant, the Joseph Cusimano IRA, Mr. Cavataio, the Conseco Deferred Compensation Plan, Mr. Krantz and the Krantz FLP (collectively the "Investors") may be deemed to beneficially own, as part of a group, all of the Investor Shares. Each of the Investors disclaims beneficial ownership of the Common Shares beneficially owned by the other Investors, except that Mr. Cavataio does not disclaim beneficial ownership of the Common Shares and Equity Warrants held for his benefit by the Conseco Deferred Compensation Plan. Mr. Cavataio shares voting and investment powers with this plan. The Company issued Guarantee Warrants to Mr. Nauert and the Fund on December 16, 1997, and July 3, 1998, which are exercisable any time until five years from the date of issuance.


(4) Includes 37,500 Common Shares owned by Mid American Asset Management Corporation, of which Mr. Lick is the sole shareholder.

(5) Includes 41,150 Common Shares held by Mr. Laffoon' spouse and 3,000 Common Shares held jointly with his spouse.


(6) Includes non-qualified options to purchase 100,000 Common Shares, 40,000 of which have vested at $6.50 per share.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In order to comply with certain state insurance regulatory requirements which prohibit providing group life insurance unless at least ten lives are insured, the Company formed CRL Preferred Group, Inc., International Professional Group, Inc., North America Preferred Employers, Inc., and Keystone Employers Group, Inc. to serve as trustees of trusts established to provide group life insurance to employers with less than ten employees (such corporations the "Trustee Corporations"). In compliance with state regulations which require that the Trustee Corporations' shareholders be natural persons, Mr. Lick and

Mr. Grimone hold, for the benefit of the Company, all of the outstanding shares of the Trustee Corporations and are directors of the Trustee Corporations. Mr. Weisbarth holds the office of President of the Trustee Corporations. None of the officers or directors of the Trustee Corporations receives any compensation for serving in such capacity.


    For a discussion of the employment contracts the Company has with Messrs. Lick, Grimone, Laffoon and Weisbarth, see "Compensation Committee Report on Executive Compensation" beginning on Page 13.


    Mr. Val Rajic, who was a director and the acting Chief Operating Officer during 1997 and who is currently an Executive Vice President of the Company, has served as President of Strategic Partners since November 1997.


    Also, see Footnote No. 2 on Page 8 herein, for a description of the Voting Agreement.


                               PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total shareholder return to the cumulative total return of the University of Chicago Center for Research in Security Prices ("CRSP") Nasdaq Stock Market Index and the CRSP Nasdaq Insurance Stocks Index. (Assumes $100 invested on December 31, 1992, in each of three indices and dividends reinvested.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CENTRAL RESERVE    CRSP INDEX FOR NASDAQ       CRSP INDEX FOR NASDAQ

           LIFE CORPORATION     INSURANCE STOCKS       STOCK MARKET (US COMPANIES)

12/31/92              100.0                    100.0                          100.0

12/31/93               78.1                    114.8                          107.0

12/30/94               98.7                    112.2                          100.7

12/29/95              119.8                    158.7                          143.0

12/31/96              102.9                    195.2                          163.0

12/31/97               68.1                    239.5                          239.2

                               EXECUTIVE OFFICERS



    Set forth below are the names, ages, positions and certain other information concerning the current executive officers of the Company.



NAME                                                 AGE                      POSITION WITH THE COMPANY
-----------------------------------------------      ---      ----------------------------------------------------------
Fred Lick, Jr.(1)..............................          67   Chairman of the Board and Director
Peter W. Nauert (1)............................          55   President, Chief Executive Officer and Director
Glen A. Laffoon................................          59   Executive Vice President
Val Rajic......................................          39   Executive Vice President
Charles E. Miller, Jr..........................          48   Executive Vice President and Chief Financial Officer
James A. Weisbarth.............................          47   Treasurer and Assistant Secretary


------------------------


(1) Biographical information for Messrs. Lick and Nauert can be found under "Nominees for Election at the Special Meeting."



    MR. LAFFOON has served as an officer of the Company since 1991 and an officer of CRL since 1974 and has held various positions in both companies. Since July 1998, he has served as Executive Vice President of the Company and since June 1998, has served as President and Chief Executive Officer of CRL.



    MR. RAJIC has served as an officer of the Company since December 1997 and was a director and acting Chief Operating Officer of the Company from December 1997 to June 1998. Since June 1998, he has held the position of Executive Vice President of the Company. Mr. Rajic has served as President of Strategic Partners since 1997. From 1993 to 1997, Mr. Rajic held various positions, including Senior Vice President, at Pioneer Financial Services. Prior to 1993, Mr. Rajic held various positions at American National Bank and Trust Company of Chicago, a leading, middle-market business, bank.



    MR. MILLER has served as an officer of the Company since October 1998. He holds the position of Executive Vice President and Chief Financial Officer of the Company. From 1996 to 1998, Mr. Miller served as a principal and President of Wellington Partners, Inc., an insurance acquisition company. Mr. Miller was also a consultant to IP Delaware. Prior to 1996, Mr. Miller was Executive Vice President, Chief Financial Officer and a director of Harcourt General Insurance Companies.



    MR. WEISBARTH has served as an officer of the Company since 1997 and an officer of CRL since 1983 and holds the position of Treasurer and Assistant Secretary of the Company and Executive Vice President, Treasurer and Assistant Secretary of CRL.

                             EXECUTIVE COMPENSATION


    The following table sets forth the annual compensation paid by Central Reserve Life Insurance Company ("CRL"), the principal operating subsidiary of the Company, with respect to the calendar years ended December 31, 1997, 1996, and 1995, to Fred Lick, Jr. as the Chief Executive Officer and all other executive officers of the Company who earned more than $100,000 annually during those years.



                                                                  ANNUAL
                                                               COMPENSATION         ALL OTHER
NAME AND PRINCIPAL POSITION                           YEAR      SALARY ($)     COMPENSATION ($)(1)
--------------------------------------------------  ---------  -------------  ---------------------
FRED LICK, JR ....................................       1997      966,994             20,635
  Chairman of the Board of the Company and CRL           1996      966,994             23,671
                                                         1995      871,166             19,305

FRANK W. GRIMONE(2) ..............................       1997      258,000             20,635
  Formerly Senior Executive Vice President and           1996      258,000             20,755
  Chief Financial Officer of the Company and             1995      258,000             19,305
  currently Senior Executive Vice President and
  Chief Financial Officer of CRL

GLEN A. LAFFOON ..................................       1997      160,000             20,635
  Executive Vice President of the Company and            1996      200,000             20,486
  President and Chief Executive Officer of CRL           1995      234,000             19,305

JAMES A. WEISBARTH ...............................       1997      160,000             20,635
  Treasurer and Assistant Secretary of the Company       1996      150,000             19,653
  and Executive Vice President, Treasurer and
  Assistant Secretary of CRL

ROBERT S. ZARICK(3) ..............................       1997      160,000             20,635
  Executive Vice President,                              1996      144,350             18,945
  Administration, of CRL


------------------------


(1) For the years 1997 and 1995, represents the contribution under a defined-contribution, money-purchase, pension plan. For 1996, includes the contribution under a defined-contribution, money-purchase, pension plan of $19,305 for each officer and the following amounts equal to the full-dollar economic value of the premiums paid in connection with life insurance policies issued pursuant to the Split-dollar Life Insurance Agreements between CRL and the following executive officers: Mr. Lick: $4,366; Mr.
    Grimone: $1,450; Mr. Laffoon: $1,181; Mr. Weisbarth: $348; and Mr. Zarick:
    $391. The Split-Dollar Life Insurance Agreements were terminated in 1997.



(2) On October 9, 1998, Mr. Grimone retired and resigned from his position as Senior Executive Vice President and Chief Financial Officer of the Company but remains Senior Executive Vice President and Chief Financial Officer of CRL. Effective October 9, 1998, Charles E. Miller, Jr. became Executive Vice President and Chief Financial Officer of the Company.



(3) Mr. Zarick served as Executive Vice President--Administration of CRL during 1997. Mr. Zarick retired in August 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

    The following table provides information for each of the executive officers concerning the exercise of options during 1997 and the number and value of options held at year-end for the Company's Common Shares.


                  SHARES                        NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                ACQUIRED ON        VALUE       UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS
NAME           EXERCISE (#)   REALIZED ($)(1)   OPTIONS AT FY-END (#)        AT FY-END ($)
-------------  -------------  ---------------  -----------------------  -----------------------
                                               Exercisable/Unexercisable Exercisable/Unexercisable
Fred Lick,
  Jr.               50,000          75,350               0/0                      0/0


(1) Represents the difference between the aggregate exercise price of the options and the aggregate closing price of the Company's Common shares on the date of exercise.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


    During 1997, the Executive Committee, whose members were Fred Lick, Jr., John F. Novatney, Jr., and E. Lawrence Hendershot, M.D., was responsible for determining the compensation for that year for the Company's executive officers, Mr. Lick, Frank W. Grimone, Glen A. Laffoon, James A. Weisbarth and Robert S. Zarick. Val Rajic became an executive officer on December 16, 1997. In July 1998, a Compensation Committee was formed to determine the compensation of the Company's executive officers.


    The Company is somewhat different from most other public companies in that it does not have a large pool of executive officers. In 1997 and in past years, the Company has not had complicated long-term compensation arrangements for its executive officers. Instead, the Company particularized its compensation policies for each executive officer based on the officer's role and the Company's expectation for the officer. CRL entered into an employment agreement with Mr. Lick effective January 1, 1982, pursuant to which he served during 1997 as Chairman of the Board, President and Chief Executive Officer of CRL. Under that agreement, Mr. Lick received a salary of $966,994 in 1997. On December 15, 1997, Mr. Lick and CRL entered into an employment agreement which replaced the existing agreement as of January 1, 1998. Under the new agreement, Mr. Lick presently serves as Chairman and will receive a salary of $500,000 for 1998 and 1999. In accordance with the terms of the agreement, the parties will thereafter negotiate in good faith for Mr. Lick's continued employment for the years 2000 and 2001 on the basis of an incentive-based compensation program.

    Under his 1982 agreement, Mr. Lick received in 1997 six weeks vacation annually, cumulative from year to year; an automobile and its operational expenses; reimbursement of his business expenses; continuation of his salary during any total or partial disability and certain other fringe benefits. Mr. Lick will receive generally the same benefits under his new employment agreement except that no vacation time prior to January 1, 1998, shall accumulate.

    Mr. Lick's new employment agreement provides that in the event of a change of control of CRL or the Company, the agreement shall inure to the benefit of and be binding upon both parties or any purchaser or surviving corporation. Mr. Lick's employment agreement may not be terminated by CRL. If CRL does terminate the agreement, or if Mr. Lick terminates the agreement because of a material breach by CRL, his annual salary shall become fixed and shall be paid in one lump sum within 30 days.


    On December 15, 1997, Mr. Lick also entered into an employment agreement with the Company which replaced an existing agreement as of January 1, 1998. The new agreement provides that if CRL terminates or is unable to fulfill any of its obligations under the employment agreement with Mr. Lick, then obligations of CRL become the responsibility of the Company. Mr. Lick's new employment agreement with the Company is for the same term as his new employment agreement with CRL. This employment agreement may not be terminated by the Company.


    Mr. Grimone received $258,000 in 1997 under employment contracts with the Company and CRL that had been in effect since January 1, 1984. Under those agreements, Mr. Grimone was entitled to an automobile and its operational expenses, the reimbursement of business expenses, and certain other fringe benefits. The Company and CRL entered into an employment agreement on December 16, 1997, with Mr. Grimone which replaced the prior agreements as of January 1, 1998. Under that new agreement, Mr. Grimone has been paid a salary for 1998 at an annual rate of $250,000 and has received the same fringe benefits as under the prior agreements.

    On June 26, 1998, the Board of Directors re-elected Mr. Grimone as Senior Executive Vice President and Chief Financial Officer. While the employment contract entered into in December 1997 had contemplated Mr. Grimone going to a consulting status on a part-time basis as of July 1, 1998, the Company and CRL requested Mr. Grimone to remain as Chief Financial Officer on a full-time basis, which he did until October 9, 1998 at which time he retired and resigned from his position as Senior Executive Vice President and Chief Financial Officer of the Company. Mr. Grimone will serve as a consultant of the Company until December 31, 2000. Mr. Grimone remains Senior Executive Vice President and Chief Financial Officer of CRL.

    Mr. Laffoon receives compensation in the form of an annual salary. During 1997, Mr. Laffoon served as Executive Vice President, Product Development. His annual compensation was based upon the successful development and introduction of new products and the overall performance of his duties. Mr. Laffoon was paid a salary of $160,000 in 1997.


    Mr. Laffoon and CRL entered into an employment contract on August 12, 1998, under which Mr. Laffoon will receive a salary of $160,000 for the period of June 1, 1998 to June 1, 1999 and each renewal year. In August 1998, his salary was increased to $200,000 for the remainder of the term. The agreement automatically renews for one-year terms unless CRL provides 60 days advance notice of non-renewal. In the event CRL terminates Mr. Laffoon's employment other than for cause, Mr. Laffoon would be entitled to severance pay equivalent to one year's salary. The agreement also provides for reimbursement of business expenses and certain other fringe benefits.



    Mr. Weisbarth, who has been an officer of CRL since 1983, served as Executive Vice President and Treasurer in 1997. During 1997, Mr. Weisbarth was responsible for preparing the Company's budget and the consolidated financial reports and statements, overseeing the Company's information systems and purchasing, handling risk management matters, developing cost controls and reviewing large capital expenditures. He also holds the office of assistant secretary. Mr. Weisbarth receives compensation in the form of an annual salary. Mr. Weisbarth was paid $160,000 in 1997, reflective of his operational responsibilities.

    Mr. Weisbarth and CRL entered into an employment contract on August 13, 1998, under which Mr. Weisbarth will receive a salary of $160,000 for the period of June 1, 1998 to June 1, 1999 and each renewal year. The agreement automatically renews for one-year terms unless CRL provides 60 days advance notice of non-renewal. In the event CRL terminates Mr. Weisbarth's employment other than for cause, Mr. Weisbarth would be entitled to severance pay equivalent to one year's salary. The agreement also provides for reimbursement of business expenses and certain other fringe benefits.



    Mr. Zarick served as Executive Vice President--Administration of CRL during 1997. Mr. Zarick retired in August 1998. In his position, Mr. Zarick had responsibility for the CRL claim and administrative teams and the Quality Assurance Department, which comprise a majority of CRL's employees. Additionally, Mr. Zarick oversaw the facilities management of CRL's home office and served as CRL's Equal Employment Opportunity officer directing policies and standards in employment relations, evaluations and wage and salary administration. Mr. Zarick received compensation in the form of an annual salary. Mr. Zarick was paid $160,000 in 1997. His 1997 salary included an increase over his 1996 annual salary of $144,350 due to increased demands in overseeing the claims and administrative teams.


                                          The Compensation Committee

                                          Bradley E. Cooper
                                          Michael A. Cavataio
                                          Richard M. Osborne

                 COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1997, Mr. Lick and Mr. Novatney served on the Executive Committee, which served as a compensation committee responsible for determining the compensation of the Company's executive officers for that year.


    In 1997, Mr. Lick was President and Chief Executive Officer of the Company and of CRL. While Mr. Lick served on the Company's Executive Committee, he abstained in any action affecting his own compensation as an executive officer. See "Certain Relationships and Related Transactions" on Page 9 with respect to transactions between Mr. Lick and the Company.


                   PROPOSAL TWO: REINCORPORATION IN DELAWARE

GENERAL

    The Board of Directors has unanimously approved and, for the reasons set forth below, recommends that the Company's shareholders consider and approve the reincorporation of the Company in Delaware (the "Reincorporation") by means of a merger of the Company into a wholly-owned subsidiary of the Company (the "Merger" or "Reincorporation"). Management and the Board of Directors believe the best interests of the Company and its shareholders will be served by changing the Company's place of incorporation from Ohio to Delaware by merging Central Reserve Life Corporation (hereafter referred to in this proposal as the "Ohio Corporation") into a newly-formed Delaware corporation, Ceres Group, Inc. (hereafter referred to in this section as the "Delaware Corporation"). The Delaware Corporation would be the surviving entity in the Merger and the name of the surviving entity would be "Ceres Group, Inc." In the following discussion of the proposed Reincorporation, the term the "Company" includes either or both the Ohio Corporation and the Delaware Corporation.

    Upon consummation of the Merger, the Delaware Corporation will succeed to all the business, properties, assets and liabilities of the Ohio Corporation and the directors, officers and employees of the Ohio Corporation will all become directors, officers and employees of the Delaware Corporation. The Merger will not involve any material change in the business, properties, management or location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. The Company's employee benefit plans and arrangements will also be continued by the Delaware Corporation upon the same terms and conditions. The agreement and plan of merger (the "Merger Agreement"), which sets forth the terms and conditions on which the Ohio Corporation will be merged into the Delaware Corporation, provides that the Merger may be abandoned by action of a majority of the Board of Directors of either the Ohio Corporation or the Delaware Corporation at any time prior to the effective time of the Merger.

    The Merger will become effective, if approved by the shareholders at the Special Meeting, upon the filing of certificates of merger as provided by Delaware and Ohio law, which is expected to be accomplished within ten days after the Special Meeting, assuming that the Merger is approved at the Special Meeting.


    At the time the Merger becomes effective, each Common Share (including any shares held in the treasury) will be automatically converted into and exchanged for one common share, par value $0.001 per share, of the Delaware Corporation (the "Delaware Common Shares"). Each Non-Voting Preferred Share, without par value, of the Ohio Corporation will be automatically converted into one Non-Voting Preferred Share, par value $0.001 per share, of the Delaware Corporation. Each outstanding non-qualified stock option issued prior to the Reincorporation will be automatically converted into an option to purchase the same number of Delaware Common Shares at the same option price per share and upon the same terms and subject to the same conditions as set forth in each such stock option agreement. In addition, the Guarantee Warrants and the Equity Warrants, described in the footnotes to "Security Ownership of Management and Principal Shareholders" in this Proxy Statement, will be automatically converted into warrants to purchase Delaware Common Shares at the same exercise price per share and upon the same terms and subject to the same conditions as set forth in such Guarantee Warrants and Equity Warrants. It will not be necessary for shareholders of the Ohio Corporation to exchange their existing share certificates for stock certificates of the Delaware Corporation.


    A copy of the Merger Agreement is attached hereto as Exhibit A, a copy of the Certificate of Incorporation of the Delaware Corporation (the "Delaware Certificate") is attached hereto as Exhibit B and a copy of the Bylaws of the Delaware Corporation (the "Delaware Bylaws") is attached hereto as Exhibit C. ANY DESCRIPTION IN THIS PROXY STATEMENT OF THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE OR THE DELAWARE BYLAWS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBITS A, B AND C, RESPECTIVELY.

    DISSENTERS' RIGHTS. Holders of Common Shares will have dissenters' rights in connection with the Merger. These rights are summarized below.

    The Ohio Revised Code provides that any record holder of Common Shares as of the Record Date who so desires is entitled to relief as a dissenting shareholder ("Dissenting Shareholder") and as such may exercise dissenters' rights with respect to the Merger. The following is a summary of the principal steps a shareholder must take to perfect dissenters' rights under Sections 1701.84 and 1701.85 of the Ohio Revised Code. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS

ENTIRETY BY REFERENCE TO SECTIONS 1701.84 AND 1701.85 OF THE OHIO REVISED CODE, A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT D. ANY SHAREHOLDER CONTEMPLATING THE EXERCISE OF DISSENTERS' RIGHTS IS URGED TO REVIEW CAREFULLY SUCH PROVISIONS AND TO CONSULT LEGAL COUNSEL BECAUSE DISSENTERS' RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS UNDER SECTIONS 1701.84 AND 1701.85 OF THE OHIO REVISED CODE ARE NOT FULLY AND PRECISELY SATISFIED. To perfect dissenters' rights with respect to any Common Shares (the "Dissenting Shares"), a Dissenting Shareholder must satisfy each of the following conditions:

    1. NO VOTE IN FAVOR OF THE MERGER. Common Shares held by the Dissenting Shareholder must not be voted at the Special Meeting in favor of the Merger. This requirement will be satisfied if (a) a proxy is signed and returned with instructions to vote against the Merger or to abstain from such vote, (b) no proxy is returned and no vote is cast at the Special Meeting in favor of the Merger, or (c) the Dissenting Shareholder revokes a proxy and thereafter abstains from voting with respect to the Merger or votes against the Merger at the Special Meeting. A vote in favor of the Merger at the Special Meeting constitutes a waiver of dissenters' rights. A proxy that is returned signed but on which no voting preference is indicated will be voted in favor of the Merger and will constitute a waiver of dissenters' rights.

    2. FILING WRITTEN DEMAND. Not later than ten days after the taking of the vote on the Merger, a Dissenting Shareholder must deliver to the Company a written demand (the "Demand") for payment of the fair cash value of the Dissenting Shares, which demand must identify the name and address of the holder of record of the Dissenting Shares, the number of Dissenting Shares and the amount claimed as the fair cash value thereof. Voting against the Merger will not itself constitute a Demand. The Company will not send any further notice to shareholders as to the date on which such ten-day period expires.


    3. PETITIONS TO BE FILED IN COURT. Within three months after the service of the Demand, if the Company and the Dissenting Shareholder do not reach an agreement on the fair cash value of the Dissenting Shares, the Dissenting Shareholder or the Company may file a complaint in the Cuyahoga County Court of Common Pleas in Ohio (the "Common Pleas Court"), or join or be joined in an action similarly brought by another Dissenting Shareholder, for a judicial determination of the fair cash value of the Dissenting Shares. The Company does not intend to file any complaint for a judicial determination of the fair cash value of any Dissenting Shares.


    Upon motion of the Dissenting Shareholder, the Common Pleas Court will hold a hearing to determine whether the Dissenting Shareholder is entitled to be paid the fair cash value of the Dissenting Shares. If the Common Pleas Court finds that the Dissenting Shareholder is so entitled, it may appoint one or more appraisers to receive evidence and to recommend a decision on the amount of such value. The Common Pleas Court is required to make a finding as to the fair cash value of the Dissenting Shares and to render a judgment against the Company for the payment thereof, with interest at such rate and from such date as the Common Pleas Court considers equitable. Costs of the proceedings, including reasonable compensation to the appraiser or appraisers to be fixed by the Common Pleas Court, are to be apportioned or assessed as the Common Pleas Court considers equitable. Payment of the fair cash value of the Dissenting Shares is required to be made within 30 days after the date of final determination of such value or the effective time of the Merger, whichever is later, only upon surrender to the Company of the certificates representing the Dissenting Shares for which payment is made.

    Fair cash value is the amount that a willing seller, under no compulsion to sell, would be willing to accept, and that a willing buyer, under no compulsion to purchase, would be willing to pay, but in no event may the fair cash value exceed the amount specified in the Demand. The fair cash value is to be determined as of the day prior to the day of the Special Meeting. In computing this value, any appreciation or depreciation in the market value of the Dissenting Shares resulting from the Merger is excluded.

    The dissenters' rights of any Dissenting Shareholder will terminate if, among other things, (a) such Dissenting Shareholder has not complied with
Section 1701.85 of the Ohio Revised Code, (b) the Merger is abandoned or otherwise not carried out, (c) such Dissenting Shareholder withdraws the Demand with the consent of the Board of Directors of the Company, or (d) no agreement has been reached between the Company and the Dissenting Shareholder with respect to the fair cash value of the Dissenter's Shares and neither the Dissenting Shareholder nor the Company shall have timely filed or joined in a complaint in the Common Pleas Court. For a discussion of certain tax consequences to a shareholder exercising dissenters' rights, see "Certain Federal Income Tax Consequences" below.

    BECAUSE A PROXY CARD WHICH DOES NOT CONTAIN VOTING INSTRUCTIONS WILL, UNLESS REVOKED, BE VOTED IN FAVOR OF THE MERGER, A HOLDER OF COMMON SHARES WHO WISHES TO EXERCISE DISSENTERS' RIGHTS MUST EITHER NOT SIGN AND RETURN THE PROXY CARD OR, IF SUCH HOLDER SIGNS AND RETURNS A PROXY CARD, VOTE AGAINST OR ABSTAIN FROM VOTING ON THE MERGER, AS INDICATED ABOVE.

    ACCOUNTING TREATMENT. The Merger will be accounted for at historical cost in a manner similar to that in a pooling of interests. As a result, such accounting treatment will have no effect on the Company's financial statements.

    REGULATORY APPROVAL. No Federal or state regulatory requirements remain to be complied with in order to consummate the Merger.

    REQUIRED VOTE. The reincorporation of the Company in Delaware by means of the Merger must be approved by the affirmative vote of holders of a majority of the total number of Common Shares outstanding and entitled to vote at the Special Meeting.

    REASONS FOR REINCORPORATION. The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Ohio to Delaware because: Delaware's tax policies are moderate and consistent; its corporation laws are comprehensive and flexible and are periodically revised to meet changing business needs; and its judiciary has considerable expertise in dealing with corporate legal issues. The Board of Directors notes that many corporations initially have chosen Delaware as their state of incorporation or subsequently have changed their state of incorporation to Delaware in a manner similar to that proposed by the Company. However, shareholders in some instances have fewer rights and hence less protection under the Delaware General Corporation Law (the "DGCL") than under the Ohio Revised Code (the "OGCL"). Examples of some of the most significant changes in the rights and protections of shareholders that will result from the Reincorporation are the elimination of cumulative voting, the addition of non-unanimous actions by written consent of the shareholders and the elimination of "anti-takeover" provisions that are currently in place under the Ohio Corporation's Amended Articles of Incorporation (the "Ohio Articles"), the Ohio Corporation's Amended Code of Regulations (the "Ohio Regulations") and the OGCL. The elimination of the "anti-takeover" provisions may make tender offers, proxy contests and certain mergers with potential acquirors easier to accomplish. A summary of these changes and others are more fully described below.

SUMMARY OF THE EFFECTS OF THE REINCORPORATION

    The Reincorporation will change the law applicable to the Company's corporate affairs from Ohio to Delaware law and will result in some differences in shareholders' rights. The material differences between the OGCL and the DGCL are more fully described below.

    The Reincorporation will also mean that the Company's corporate affairs will be governed by the Delaware Certificate and the Delaware Bylaws. The Delaware Certificate and the Delaware Bylaws carry over some of the provisions of the Ohio Articles and Ohio Regulations and also add and delete certain provisions as more fully discussed below.

    The following table briefly describes significant provisions of the OGCL, the Ohio Articles and Ohio Regulations applicable to the Ohio Corporation before the Reincorporation and significant provisions of the DGCL, the Delaware Certificate and the Delaware Bylaws applicable to the Delaware Corporation after the Reincorporation, all of which are more fully described below in "Comparison of Shareholder Rights under Ohio and Delaware Law."


--------------------------------------------------------------------------------------------
             OGCL, OHIO ARTICLES                        DGCL, DELAWARE CERTIFICATE
            AND OHIO REGULATIONS                            AND DELAWARE BYLAWS
--------------------------------------------------------------------------------------------
Cumulative voting (shareholders must approve   No cumulative voting (the Delaware company
an amendment to the articles of incorporation  must opt in to cumulative voting)
to opt out of cumulative voting)
--------------------------------------------------------------------------------------------
Action by written consent only if approved by  Action by written consent signed by
all shareholders entitled to notice of a       shareholders having not less than the minimum
meeting                                        number of votes necessary to take action at a
                                               meeting
--------------------------------------------------------------------------------------------
Special meetings of shareholders can be        Special meetings of shareholders can be
called by the chairman, the president, the     called by the chairman, the president, a
secretary, the directors by action at a        majority of the board of directors, or by a
meeting, a majority of the board of directors  majority of the holders of the issued and
acting without a meeting or persons owning     outstanding Delaware Common Shares entitled
25% of the outstanding shares entitled to      to vote at such a meeting
vote at such meeting
--------------------------------------------------------------------------------------------
Only business that is stated in the notice of  Same
a special meeting can be transacted at a
special meeting
--------------------------------------------------------------------------------------------
Ohio Articles can be amended by the majority   Delaware Certificate can be amended by the
vote of the voting power of the Company if     vote of a majority of shares entitled to vote
the amendment is approved by 2/3 of the
directors
--------------------------------------------------------------------------------------------
Ohio Regulations can only be amended by the    Delaware Bylaws can be amended by the
shareholders                                   shareholders or by the Board of Directors
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
             OGCL, OHIO ARTICLES                        DGCL, DELAWARE CERTIFICATE
            AND OHIO REGULATIONS                            AND DELAWARE BYLAWS
--------------------------------------------------------------------------------------------
Requires dissenters' rights in mergers and     Requires dissenters' rights but excludes
certain other transactions                     (among other things) dissenters' rights from
                                               mergers or consolidations with respect to a
                                               corporation whose shares are listed on the
                                               Nasdaq Stock Market if the shareholders
                                               receive only shares of the surviving
                                               corporation
--------------------------------------------------------------------------------------------
Quorum for a shareholders meeting, pursuant    Quorum for a shareholders meeting, pursuant
to the Ohio Regulations, is holders of 1/3 of  to the Delaware Bylaws, is holders of a
the voting power entitled to vote              majority of the voting power entitled to vote
--------------------------------------------------------------------------------------------
Chapter 1704 of the OGCL prohibits the Ohio    Opt out of Section 203 of DGCL which if it
Corporation from engaging in a wide range of   had been adopted would have prohibited
business combinations and other transactions   "business combinations" with 15% shareholders
with 10% shareholders for a period of three    for a period of three years after such
years after such person becomes a 10%          shareholder becomes a 15% shareholder unless
shareholder unless certain conditions are      certain conditions are satisfied
satisfied

Ohio Articles require affirmative vote of 75%  Delaware Certificate contains no such
of shareholders with voting power and the      provision
affirmative vote of not less than a majority
of such holders other than shares held by a
"Related Person" is required to approve a
"business combination" unless certain
conditions are satisfied
--------------------------------------------------------------------------------------------
Ohio "Control Share Acquisition Statute"       No similar provision exists under the DGCL
--------------------------------------------------------------------------------------------
Removal of director, without assigning cause,  Removal of director, without assigning cause,
by a cumulative vote of shares that would      by a majority vote of shareholders
otherwise be sufficient to elect one director
(unless all directors are removed at the same
time which would only require a majority
vote)
--------------------------------------------------------------------------------------------
No Classified Board of Directors--directors    Same
re-elected annually
--------------------------------------------------------------------------------------------
Number of directors determined by the Board    Same
(no less than six nor more than 15)
--------------------------------------------------------------------------------------------
Authorization of 32 million shares,            Authorization of 32 million shares,
consisting of 2 million Non-Voting Preferred   consisting of 2 million Non-Voting Preferred
Shares, without par value, and 30 million      Shares, par value $0.001 per share, and 30
Common Shares, without par value               million Common Shares, par value $0.001 per
                                               share
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
             OGCL, OHIO ARTICLES                        DGCL, DELAWARE CERTIFICATE
            AND OHIO REGULATIONS                            AND DELAWARE BYLAWS
--------------------------------------------------------------------------------------------
Board of Directors can issue series of         Same
Non-Voting Preferred Shares and designate
rights, preferences, privileges and
restrictions (excluding voting rights)
thereof
--------------------------------------------------------------------------------------------
With respect to agreements of merger or        With respect to agreements of merger or
consolidation, the Ohio Articles require the   consolidation, the DGCL requires approval by
majority vote of the voting power of the       the board of directors and the affirmative
Company if the merger or consolidation is      vote of a majority of shares entitled to vote
approved by 2/3 of the directors
--------------------------------------------------------------------------------------------
Broad mandatory indemnification of directors   Broad mandatory indemnification of directors,
and officers consistent with the OGCL          officers and employees
--------------------------------------------------------------------------------------------
Director not liable for monetary damages       Personal liability of directors for monetary
unless proved by clear and convincing          damages for breach of fiduciary duty
evidence that action or failure to act was     eliminated except as limited by the DGCL
undertaken with deliberate intent to cause
injury to, or with disregard for the best
interest of the Company
--------------------------------------------------------------------------------------------


COMPARISON OF SHAREHOLDER RIGHTS UNDER OHIO AND DELAWARE LAW

    INTRODUCTION

    The rights of a holder of stock in the Delaware Corporation will differ in some respects from those of a holder of shares in the Ohio Corporation. The following summary does not purport to be a complete statement of the rights of shareholders under applicable Ohio law, the Ohio Articles and the Ohio Regulations as compared with the rights of shareholders under Delaware law, the Delaware Certificate and the Delaware Bylaws. The identification of specific differences is not meant to indicate that other equally or more significant differences do not exist. This summary is qualified in its entirety by reference to the OGCL and the DGCL and the governing corporate instruments of the Ohio Corporation and the Delaware Corporation, to which shareholders are referred.

    CUMULATIVE VOTING OF SHARES

    Where cumulative voting is permitted, it provides that each share is entitled to as many votes as there are directors to be elected, and each shareholder may cast all his votes for a single candidate or distribute such votes among two or more candidates.

    DELAWARE. Under the DGCL, shareholders of a corporation cannot elect directors by cumulative voting unless its certificate of incorporation so provides. The Delaware Certificate does not provide for cumulative voting. As a result, a plurality of the shareholders of the Delaware Corporation voting are able to elect all directors then being elected.

    OHIO. In accordance with the OGCL, cumulative voting (unless eliminated by an amendment of the articles of incorporation) is required to be available for the election of directors if notice to such effect is given by a shareholder prior to a meeting of shareholders and an announcement to such effect is made at such meeting. The Ohio Articles allow for cumulative voting.

    SHAREHOLDER ACTION BY WRITTEN CONSENT

    DELAWARE. Under the DGCL (unless the certificate of incorporation provides otherwise), any action by shareholders must be taken at a meeting of shareholders, unless a consent in writing setting forth the action so taken is signed by the shareholders having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote were present and voted. The Delaware Bylaws allow for shareholder action by written consent in conformity with the DGCL.

    OHIO. Under the OGCL (unless the articles of incorporation provide otherwise), any action by shareholders generally must be taken at a meeting of shareholders, unless a consent in writing setting forth the action so taken is signed by all the shareholders who would be entitled to notice of the meeting held to consider the subject matter thereof. The Ohio Articles are silent as to shareholder action by written consent, and, therefore, the OGCL controls.

    SPECIAL MEETINGS OF SHAREHOLDERS

    DELAWARE. Under the DGCL, special shareholder meetings may be called by the board of directors and by any person or persons authorized by the certificate of incorporation or the bylaws. Under the Delaware Bylaws, special meetings of shareholders may be called at any time by the chairman, the president, a majority of the board of directors or by a majority of the holders of the issued and outstanding Delaware Common Shares.


    OHIO. Under the OGCL, a special meeting of the shareholders may be called by the chairman of the board of directors, the president, or, in case of the president's absence, death, or disability, the vice-president authorized to exercise the authority of the president, the directors by action at a meeting, a majority of the directors acting without a meeting, persons owning 25% of the outstanding shares entitled to vote at such meeting (or a lesser or greater proportion as specified in the articles or regulations but not greater than 50%) or the person or persons authorized to do so by the articles of incorporation or the regulations. The Ohio Regulations also authorize the secretary to call a special meeting. The Ohio Regulations further provide that business transacted at any special meeting of shareholders shall be confined to the purpose stated in the notice for such special meeting.


    AMENDMENT OF CERTIFICATE/ARTICLES OF INCORPORATION

    DELAWARE. The DGCL allows amendments to the certificate of incorporation if the board of directors adopts a resolution setting forth the amendment proposed, declaring its advisability, and the shareholders thereafter approve such proposed amendment either at a special meeting called by the board for the purpose of approval of such amendment by the shareholders or, if so directed by the board, at the next annual meeting of shareholders. At any such meeting, the proposed amendment generally must be approved by a majority of the outstanding shares entitled to vote. The Delaware Bylaws require that the proposed amendment be approved by a majority of the shares entitled to vote, unless otherwise provided by the DGCL.

    OHIO. The OGCL permits the adoption of amendments to the articles of incorporation if such amendments are approved at a meeting held for such purpose by the holders of shares entitling them to exercise two-thirds of the voting power of the corporation, or such lesser (but not less than a majority) or greater vote as specified in the corporation's articles of incorporation. The Ohio Articles alter this provision by permitting an amendment to the Ohio Articles by a majority vote of the holders of the voting power of the Ohio Corporation if the amendment has been approved by two-thirds of the directors. If the amendment has not been approved by two-thirds of the directors, then the affirmative vote of the holders of Common Shares entitling them to exercise not less than 75% of the voting power of the Ohio Corporation and 75% of the voting power of any class of stock of the Ohio Corporation entitled to vote thereon is required.


    AMENDMENT OF BYLAWS/REGULATIONS


    DELAWARE. Under the DGCL, the power to adopt, amend or repeal bylaws resides with the shareholders entitled to vote thereon, and with the directors if such power is conferred upon the board of directors by the certificate of incorporation. The Delaware Certificate and Bylaws so provide.



    OHIO. Under the OGCL, regulations may be adopted, amended or repealed only by approval of the shareholders. They may be adopted or amended at a meeting of shareholders by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power on such proposal or by written consent signed by holders of shares entitling them to exercise two-thirds of the voting power on such proposed amendment. The Ohio Regulations are consistent with the OGCL.


    DISSENTERS' RIGHTS IN MERGERS

    Under both the DGCL and the OGCL, a shareholder of a corporation involved in certain merger transactions may, under certain circumstances, receive cash in the amount of the fair market value of his or her shares (as determined by a court) in lieu of the consideration he or she would otherwise receive in the merger.

    DELAWARE. Under the DGCL, appraisal rights are available only in connection with statutory mergers or consolidations. Even in such events, unless the certificate of incorporation otherwise provides (and the Delaware Articles do not so provide), the DGCL does not recognize dissenters' rights for any class or series of stock which is either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 shareholders, except that appraisal rights are available for holders of stock who, by the terms of the agreement of merger or consolidation, are required to accept anything except (a) shares of the corporation surviving or resulting from the merger or consolidation, (b) shares of any other corporation which at the effective time of the merger or consolidation are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares described in the foregoing clauses (a) and (b), or (d) any combination of shares and cash in lieu of fractional shares described in the foregoing clauses (a), (b) or (c).

    OHIO. Under the OGCL, dissenting shareholders are entitled to appraisal rights in connection with the lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of a corporation and in connection with amendments to its articles which change the rights of shareholders in a substantially prejudicial manner. In addition, shareholders of an Ohio corporation being merged or consolidated into a new corporation are also entitled to appraisal rights. Shareholders of an acquiring corporation are entitled to appraisal rights in a merger, combination or majority share acquisition in which such shareholders are entitled to voting rights. The Merger is subject to dissenters' rights under the OGCL. See "General--Dissenters' Rights."

    QUORUM

    DELAWARE. Under the DGCL, the certificate of incorporation or bylaws may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for the transaction of any business. However, in no event may a quorum consist of less than one-third of the shares entitled to vote at the meeting. In the absence of such a specification, a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum. The Delaware Bylaws provide that the holders of a majority of the voting power of the Delaware Corporation must be present in person or by proxy to constitute a quorum at a meeting of shareholders.

    OHIO. Under the OGCL, unless the articles or regulations otherwise provide, the shareholders present in person or by proxy at any meeting of shareholders will constitute a quorum. The Ohio Regulations provide that the holders of one-third of the voting power of the Ohio Corporation must be present in person or by proxy to constitute a quorum at a meeting of shareholders.

    ANTI-TAKEOVER PROVISIONS


    DELAWARE. Section 203 of the DGCL, designed primarily to regulate the second step of a two-tiered takeover attempt, applies to a broad range of "business combinations" between a Delaware corporation and an "interested stockholder." Section 203 defines a "business combination" to include mergers, consolidations, sales and other dispositions of 10% or more of the assets, issuances of stock and almost any related party transaction. An "interested stockholder" is defined to include any person (other than the corporation or any of its majority-owned subsidiaries) who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of a corporation. The DGCL prohibits a corporation from engaging in a business combination with an interested stockholder for a period of three years following the time that the shareholder became an interested stockholder, unless (i) the board of directors approved either the business combination or the transaction which resulted in the shareholder's becoming an interested stockholder before the person became an interested stockholder; (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested stockholder, such shareholder owned at least 85% of the voting stock outstanding when the transaction began, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers of the corporation and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) the board of directors approved the business combination at or after the time the shareholder became an interested stockholder and the business combination was approved by at least two-thirds of the outstanding voting stock not owned by such shareholder at a meeting of the shareholders. In the Delaware Certificate, the Delaware Corporation has opted out of the restrictions contained in Section 203. Opting out of Section 203 of the DGCL may make tender offers, proxy contests and certain mergers with potential acquirors easier to accomplish.

    OHIO. Under the OGCL, unless a corporation's articles or regulations otherwise provide, any "control share acquisition" of an "issuing public corporation" may be made only with the prior authorization of its shareholders in accordance with the Ohio Control Share Acquisition Statute.

    Section 1701.831 of the OGCL (the "Ohio Control Share Acquisition Statute") requires shareholder approval of any proposed "control share acquisition" of an issuing public corporation. A "control share acquisition" is the acquisition, directly or indirectly, by any person (including any individual, partnership, corporation, limited liability company, society, association or two or more persons having a joint or common interest) of shares of a corporation that, when added to all other shares of the corporation that may be voted, directly or indirectly, by the acquiring person, would entitle such person to exercise or direct the exercise of one-fifth or more (but less than one-third) of the voting power of the corporation in the election of directors or one-third or more (but less than a majority) of such voting power or a majority or more of such voting power. The control share acquisition must be approved in advance by the holders of at least a majority of the outstanding voting shares represented at a meeting at which a quorum is present and by the holders of a majority of the portion of the outstanding voting shares represented at such a meeting excluding the voting shares owned by the acquiring shareholder and certain "interested shares," including shares owned by officers elected or appointed by the directors of the company and by directors of the company who are also employees of the company and such acquisition must be consummated no later than 360 days following such shareholder authorization. "Interested shares" also include those shares acquired by a person or group between the date of the first public disclosure of a proposed control share acquisition or change-in-control transaction and the date of the special meeting of shareholders to be held pursuant to the Ohio Control Share Acquisition Statute. Shares acquired during that period by a person or group will be deemed "interested shares" only if (i) the amount paid for the shares by such person or group exceeds $250,000 or (ii) the number of shares acquired by such person or group exceeds 1/2 of 1% of the outstanding shares entitled to vote in the election of directors.

    The acquisition of even a small number of shares would require shareholder approval if such acquisition would cause an existing shareholder to increase his holdings to any of the levels contemplated by the Ohio Control Share Acquisition Statute. Although its stated purpose is to give shareholders of Ohio corporations a reasonable opportunity to express their views on a proposed shift in control (thereby reducing the coercion inherent in an unfriendly takeover), the Ohio Control Share Acquisition Statute applies not only to traditional tender offers but also to open market purchases, privately-negotiated transactions and original issuances by an Ohio corporation, whether friendly or unfriendly. The procedural requirements of the Ohio Control Share Acquisition Statute could render approval of any control share acquisition difficult, if not impossible, in that a majority of the voting power of the company, excluding "interested shares," must be voted in favor of the acquisition.

    The Ohio Corporation did not opt out of the Ohio Control Share Acquisition Statute and is, therefore, governed by this statute.

    Unless a corporation's articles otherwise provide, Chapter 1704 of the OGCL (the "Merger Moratorium Statute") prohibits an Ohio corporation that is a reporting company under the Exchange Act (the Ohio Corporation is such a reporting company) from engaging in a wide range of business combinations and other transactions (including mergers, consolidations, asset sales and other dispositions of assets, loans, disproportionate distributions of property and disproportionate issuances or transfers of shares or rights to acquire shares) with a person that owns, alone or with others, shares representing at least 10% of the voting power of the corporation (an "Interested Shareholder") for a period of three years after such person becomes an Interested Shareholder unless, prior to the date that the Interested Shareholder became such, the directors approved either the transaction or the acquisition of the corporation's shares that resulted in the person's becoming an Interested Shareholder. Following the three-year moratorium period, the corporation may engage in certain covered transactions with an Interested Shareholder only if, among other things, (i) the transaction receives the approval of the holders of two-thirds of all the voting shares (or such other proportion as provided in the articles) and the approval of the holders of a majority of the voting shares held by persons other than an Interested Shareholder and its affiliates or associates or (ii) the remaining shareholders receive an amount for their shares equal to the higher of the highest amount paid in the past by the Interested Shareholder for the corporation's shares or the amount that would be due the shareholders if the corporation were to dissolve. Among other differences, unlike the DGCL, the OGCL does not include an exception to the three-year moratorium on transactions with a significant shareholder in circumstances in which the significant shareholder acquires more than 85% of the outstanding shares of a corporation in a transaction that results in the significant shareholder becoming an Interested Shareholder, and the OGCL does not permit the directors or shareholders to approve a transaction during the three-year merger moratorium period.



    Neither the Ohio Articles nor the Ohio Regulations have expressly opted out of the Ohio Merger Moratorium Statute. However, the Ohio Articles contain a provision that requires the affirmative vote of the holders of 75% of the shares having voting power and the affirmative vote of not less than a majority of the holders (other than shares held or beneficially owned by a "Related Person") to approve or authorize any "Business Combination" of the Ohio Corporation (as such terms are defined in the Ohio Articles) with a Related Person. The Ohio Articles exclude the following, from such voting requirement: (i) Business Combinations that have been approved by two-thirds of the directors who are members of the board of directors of the Ohio Corporation immediately prior to the time that the Related Person involved in the Business Combination became a Related Person (or the designated successor of any such director); or (ii) Business Combinations involving a merger or consolidation in which the cash or fair market value of the property, securities or other consideration to be received per share by the holders of Common Shares in the Business Combination is not less than the highest per share price paid by the Related Person in acquiring any of its holdings of the Common Shares.



    The Ohio Articles also provide for the repurchase of Common Shares by the Ohio Corporation at a repurchase price (to be determined in accordance with the Articles) in the event that any person becomes the owner, directly or indirectly, of 40% or more of the outstanding Common Shares and any of such shares were acquired in a tender offer. In such event, a holder of Common Shares may tender such Common Shares to the Ohio Corporation within 45 days after the mailing of a notice to the holders of the Common Shares by the Ohio Corporation. The holders of securities convertible into Common Shares, or options, warrants or rights exercisable into Common Shares have the right, simultaneously with the conversion of such securities or exercise of such options, warrants or rights, to tender the Common Shares for repurchase at the repurchase price. If Common Shares are repurchased by the Ohio Corporation pursuant to the Ohio Articles, such Common Shares will be retired. The holders of Common Shares shall not have this right to tender their shares for repurchase by the Ohio Corporation if the Ohio Corporation, acting pursuant to the action of two-thirds of its board of directors, within ten days following the announcement or publication of such tender offer, recommends to the shareholders that such tender offer be accepted by the shareholders.

    Section 1707.041 of the OGCL (the "Control Bid Statute") provides in part that no offeror may make a control bid pursuant to a tender offer or a request or invitation for tenders unless, before the offeror commences a control bid, it files with the Ohio Division of Securities (the "Securities Division") and the target company certain information in respect to the offeror, his ownership of the company's shares, the source and amount of funds used or to be used in acquiring such shares, and his plans for the company (including, among other things, plans to terminate employee benefit plans, close any plant or facility, or reduce the work force). If the Securities Division determines that the offeror's disclosures are inadequate, it must act within five calendar days from the date of the offeror's filing to issue a suspension order. If a bid is suspended, a hearing must be held within ten calendar days from the date of the Securities Division's suspension order. The hearing procedure must be completed no later than 14 calendar days after the date on which the suspension was imposed. A control bid is the purchase of or offer to purchase any equity security of a company from a resident of Ohio if (i) after the purchase of such security, the offeror would directly or indirectly be the beneficial owner of more than 10% of any class of the issued and outstanding equity securities of the company or (ii) the offeror is the company, there is a pending control bid by a person other than the company, and the number of the issued and outstanding shares of the company would be reduced by more than 10%. The Ohio Corporation is governed by the Control Bid Statute.


    Unless the corporation's articles or regulations otherwise provide, Section 1707.043 of the OGCL (the "Profit Recovery Statute") permits an Ohio corporation to recover any profit realized from the disposition of equity securities of the corporation by a person or group who made a proposal to acquire control of the corporation within eighteen months before the disposition of the equity securities. Certain profits are not recoverable pursuant to the Profit Recovery Statute, including profits that do not exceed $250,000 in the aggregate, profits with respect to securities that were acquired prior to April 11, 1990 or more than eighteen months prior to the date on which the acquisition proposal was made, and profits realized by a person or group that establishes in court that its motives were not manipulative. Neither the Ohio Articles nor the Ohio Regulations provide that the Profit Recovery Statute does not apply to the Ohio Corporation and its equity securities.

    REMOVAL OF DIRECTORS

    DELAWARE. In general, under the DGCL, any or all of the directors of a corporation may be removed, with or without cause, by the vote of the holders of a majority of the shares then entitled to vote at an election of directors, with two exceptions which are related to classified boards and cumulative voting. The Delaware Bylaws provide for the removal of directors, with or without cause, by vote of the holders of a majority of the shares then entitled to vote in the election of directors.

    OHIO. In general, under the OGCL, any or all of the directors of a corporation may be removed, without assigning cause, by vote of the holders of a majority of the shares then entitled to vote at an election of directors. The Ohio Regulations provide for the removal of an individual director by a cumulative vote of shares that would otherwise be sufficient to elect one director. If all the directors are removed at the same time, then only a majority of the shares entitled to vote in the election of directors would be required.

    CLASSIFICATION OF BOARD OF DIRECTORS

    Both the DGCL and the OGCL permit, but do not require, the adoption of a "classified" board of directors with staggered terms under which a part of the board of directors is elected each year for a maximum term of three years. Neither the Ohio Corporation nor the Delaware Corporation has a classified board of directors and all directors stand for election on an annual basis.

    NUMBER OF DIRECTORS

    DELAWARE. Under the DGCL, unless the certificate of incorporation specifies the number of directors, a board of directors may change the authorized number of directors by an amendment to the corporation's bylaws if fixed therein, or in such manner as provided therein. If the certificate of incorporation specifies the number of directors, the number of directors can only be changed by amending the certificate of incorporation. The Delaware Bylaws provide that the number of directors shall be not less than six nor more than 15, with the exact number to be determined from time to time by resolution of the directors then in office.

    OHIO. Under the OGCL, the number of directors of a corporation may be fixed or changed by the shareholders or by the board of directors if so authorized by the corporation's articles of incorporation or regulations. The Ohio Regulations provide that the number of directors that constitute the whole board of directors shall be not less than six nor more than 15 persons unless changed by the board of directors.

    PREFERRED STOCK

    Both the DGCL and the OGCL permit a corporation's certificate of incorporation or articles of incorporation, respectively, to allow the board of directors to issue, without shareholder approval, one or more series of preferred or preference stock and to designate their respective rights, preferences, privileges and restrictions (except that the OGCL does not permit the board of directors to fix the voting rights of any such series of preferred or preference stock). The Delaware Certificate grants such power to the board of directors but such preferred stock cannot be given voting rights, except as permitted by the DGCL. Similarly, the Ohio Articles grant such power to the board of directors but such preferred stock cannot be given voting rights by the board of directors except as permitted by the OGCL.

    CERTAIN VOTING RIGHTS


    The DGCL generally requires approval of any merger, consolidation or sale, lease or exchange of all or substantially all the assets of a corporation at a meeting of shareholders by vote of the holders of a majority of all outstanding shares of the corporation entitled to vote thereon, although a certificate of incorporation of a Delaware corporation may provide for a greater vote. The Delaware Certificate does not provide for a greater vote.


    Under the OGCL, unless otherwise provided in the corporation's articles of incorporation, such matters require the approval of the holders of shares entitling such holders to exercise at least two-thirds of the voting power of the corporation. The articles of incorporation of an Ohio corporation may provide for a greater or lesser vote or a vote by separate class of stock so long as the vote provided for is not less than a majority of the voting power of the corporation. The Ohio Articles provide for the approval of such matters by the holders of shares entitling such holders to exercise not less than a majority of the voting power of the corporation provided that, in the case of certain matters, such matter has been approved by at least two-thirds of the directors.

    If a proposed amendment to the certificate of incorporation of a Delaware corporation affects adversely the rights, preferences or powers of a class of stock without voting rights in certain specified matters, such amendment must also be approved by a majority of the holders of that class of stock. Unless otherwise provided by an Ohio corporation's articles of incorporation, the OGCL requires that, among certain other amendments, an amendment that would change the express terms of a class of shares without voting rights in any substantially prejudicial manner would have to be approved by the affirmative vote of the holders of two-thirds of the outstanding shares of such class.

    Both the DGCL and the OGCL permit mergers without approval by shareholders of the surviving corporation if, among other things, no charter amendment is involved and no more than a specified maximum increase in outstanding voting stock will result from issuances to shareholders of the non-surviving corporation pursuant to the merger. Under the DGCL, the maximum permitted increase is 20% of the corporation's common stock outstanding immediately prior to the merger. Under the OGCL, the maximum permitted increase is any amount less than 16 2/3% of a corporation's resulting shares possessing the voting power of that corporation in the election of directors.


    Under the DGCL, the merger of a 90%-owned subsidiary into its parent corporation need only be approved by the board of directors of the parent corporation. Under the OGCL, the merger of a 90%-owned subsidiary into its parent corporation must be approved by the board of directors of each Ohio corporation.


    In addition to voting rights provided by the DGCL and the OGCL, the rules of the Nasdaq Stock Market, on which the Common Shares are currently listed and on which it is currently anticipated that the Delaware Common Shares will be listed, also afford shareholders certain voting rights. For example, Nasdaq rules require shareholder approval prior to the issuance by the Company of any common stock, or any securities convertible into common stock, if such shares are to be issued in connection with any transaction or series of related transactions, other than a public offering for cash, if (i) the sale or issuance at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance of such shares, or (ii) the sale or issuance by the company equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The Nasdaq rules also require shareholder approval in connection with the acquisition of stock or assets of another company if (i) any director, officer or substantial shareholder of the company has a 5% or greater interest in the company or assets to be acquired and the potential issuance could result in an increase in outstanding common shares or voting power of 5% or more or (ii) where, due to the present or potential issuance of common stock, or securities convertible into common stock other than an initial public offering for cash,
(a) the voting power of such common stock would be equal to at least 20% of the voting power of the shares outstanding before the issuance of such shares, or
(b) the number of such shares would be equal to at least 20% of the number of shares of common stock outstanding before the issuance of such shares. The Nasdaq rules also require shareholder approval for any issuance of securities by the Company that will result in a change of control of the Company.

    LIABILITY AND INDEMNIFICATION PROVISIONS

    DELAWARE. Section 102(b)(7) of the DGCL permits a Delaware corporation to limit or eliminate a director's personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director except in the instance of (i) a breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) the payment of a dividend or the approving of a stock repurchase or redemption which is illegal under the DGCL, or (iv) any transaction from which the director derived an improper personal benefit. The Delaware Certificate eliminates the personal liability of the directors for monetary damages to the Delaware Corporation or its shareholders to the fullest extent permitted by the DGCL.

    Under Section 145 of the DGCL, directors, officers and other employees and individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, which is also known as a "derivative action") if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and, regarding any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with defense or settlement of such actions. The DGCL requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. To the extent that a present or former officer or director of the corporation is successful on the merits or otherwise in defense of any action, suit or proceeding, including derivative actions, brought against such person or in defense of any claim, issue or matter asserted in any such proceeding, indemnification for expenses (including attorneys' fees) is mandated by the DGCL. Advancement of such expenses (i.e., payment prior to a determination on the merits) incurred by a director or officer is permissive only and such person must repay such expenses if it is ultimately determined that such person is not entitled to indemnification. Section 145 of the DGCL states that the indemnification provided thereby is not exclusive of any other rights to which any person seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

    Article VII of the Delaware Certificate provides for indemnification of the Delaware Corporation's officers, directors or employees to the maximum extent permitted under the DGCL, and for the advancement of expenses to directors and officers to the maximum extent permitted under the DGCL.

    The DGCL permits a corporation to purchase and maintain insurance on behalf of any officer, director, employee or agent against any liability asserted against him and incurred by him in his capacity, or arising out of the status as such, whether or not the corporation would have the power to indemnify him against such liability under the DGCL. The Delaware Corporation expects to maintain a directors' and officers' liability insurance policy.

    OHIO. Under Section 1701.13(E) of the OGCL, directors, officers, employees and agents of Ohio corporations have an absolute right to indemnification for expenses (including attorneys' fees) actually and reasonably incurred by them to the extent they are successful in defense of any action, suit or proceeding, including derivative actions, brought against them, or in defense of any claim, issue or matter asserted in any such proceeding. A director, officer, employee or agent is entitled to such indemnification if such person's success is "on the merits or otherwise," thus mandating indemnification if the indemnitee is successful on the merits or if the indemnitee is successful, for example, in asserting a procedural defense, such as a claim that the action is barred by the applicable statute of limitations or if the indemnitee is released pursuant to a negotiated settlement without making payment or providing other consideration.

Unless the articles of incorporation or code of regulations expressly state otherwise, or the suit is pursuant to Section 1701.95 of the OGCL, directors (but not officers, employees or agents) are entitled to mandatory payment of expenses by the corporation as they are incurred, in advance of the final disposition of the action, suit or proceeding, provided the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that the director's act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation's best interests.

    The OGCL, like the DGCL, permits a corporation to indemnify directors, officers, employees or agents of the corporation in circumstances where indemnification is not mandated by the statute if certain statutory standards are satisfied. A corporation may grant indemnification in actions other than derivative actions if the indemnitee has acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee's conduct was unlawful. Such indemnification is permitted against expenses (including attorneys' fees), as well as judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee.

    An Ohio corporation may also provide indemnification in derivative actions for attorneys' fees and expenses actually and reasonably incurred in connection with the defense or settlement of an action if the officer, director, employee or agent acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation. The OGCL does not expressly authorize indemnification against judgments, fines and amounts paid in settlement in such actions. The corporation may not indemnify a director, officer, employee or agent in such actions for attorneys' fees and expenses if such person is adjudged to be liable to the corporation for negligence or misconduct in the performance of such person's duties to the corporation, unless and only to the extent that a court determines that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity.

    Section 1701.13(E) of the OGCL, like Section 145 of the DGCL, states that the indemnification provided thereby is not exclusive of any other rights granted to those persons seeking indemnification under the articles, the regulations, any agreement, a vote of the shareholders or disinterested directors, or otherwise.

    The OGCL grants express power to an Ohio corporation to purchase and maintain insurance or furnish similar protection, including, but not limited to, trust funds, letters of credit and self-insurance, for director, officer, employee or agent liability, regardless of whether that individual is otherwise eligible for indemnification by the corporation.

    Ohio has codified the directors' common law duty of care and, in part, their common law duty of loyalty. Section 1701.59(B) of the OGCL provides in pertinent part:

       A director shall perform his duties as a director, including his duties as a member of any committee of the directors upon which he may serve, in good faith, in a manner he reasonably believes to be in or not opposed to the best interests of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

    Under the OGCL (unless the articles of incorporation or code of regulations provide otherwise), a director is not liable for monetary damages unless it is proved by clear and convincing evidence that such director's action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. This higher standard of proof must be met in any action brought against a director for breach of such director's duties. The higher standard of proof, however, does not affect the liability of directors for unlawful loans, dividends or distributions under Section 1701.95 of the OGCL. There is no comparable provision limiting the liability of officers, employees or agents of Delaware corporations.

    The OGCL provides specific statutory authority for directors, in determining what they reasonably believe to be in the best interests of the corporation, to consider, in addition to the interests of the corporation's shareholders, other factors such as: the interests of the corporation's employees, suppliers, creditors and customers; the economy of the state and nation; community and societal considerations; and the long-term and the short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. The DGCL contains no similar specific statutory authority.

    The Ohio Corporation's indemnification arrangements are set forth in the Ohio Articles. Article Fifth of the Ohio Articles provides that the Company shall indemnify any person against expenses and liability actually and necessarily incurred by him in connection with the defense of either any action, suit, or proceeding to which he may be a party defendant or any claim of liability asserted against him by reason of his being or having been a director or officer of the Ohio Corporation. The Ohio Corporation, however, is not required to indemnify any director or officer in any matter in which he was finally found liable by reason of negligence or misconduct in the performance of his duties as such director or officer unless the settlement is found to be in the interest of the company by the court or a majority of the directors then in office who were not involved in the matter in question, provided that such indemnity shall be found to be reasonable in amount and in the interest of the company by independent legal counsel.

    The Ohio Regulations provide for similar indemnification but include any person who is serving or has served at the Company's request as a director or officer of another corporation. The Ohio Regulations also state that the Ohio Corporation may similarly indemnify any employee, any former employee and any person who is serving or has served at its request as an employee of another corporation. A determination must be made under the Ohio Regulations that such officer, director or employee (i) was not found to be negligent or guilty of misconduct, (ii) was acting in good faith in what he reasonably believed to be the best interest of such corporation, and (iii) had no reasonable cause to believe that his conduct was unlawful. Such determination will be made by either the directors or by independent legal counsel. The indemnification provided for in the Ohio Regulations is not exclusive of any other rights to which such director, officer or employee may be entitled to under the Ohio Articles, the Ohio Regulations, any agreement, any insurance purchased by the Ohio Corporation, any vote of shareholders or otherwise.

    The Ohio Corporation has a director and officer liability policy (the "D&O Policy"). The D&O Policy covers claims made against directors and officers of the Ohio Corporation while acting in their respective capacities as directors and officers, except for and to the extent that the Ohio Corporation has indemnified such directors and officers. While the Ohio Corporation has pursued the broadest coverage terms available, no such policy is broad enough to cover all potential claims.


    The Delaware Certificate has indemnification provisions similar to the Ohio Articles and Regulations and provides indemnification in all situations to the fullest extent permitted by Delaware law.

    The Company believes that the indemnification provisions described in the Delaware Certificate will ensure that the shareholders will continue to benefit from the services of qualified directors and officers. Notwithstanding the foregoing, under certain circumstances, because of the indemnification provisions, the Company may in the future be obligated to incur more expense in indemnifying its directors and officers, which may affect the Company's future profitability. In addition, shareholders should note that limitation on directors' liability may have the effect of reducing the likelihood of derivative litigation against directors and may also discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their fiduciary duty of care, even though such an action, if successful, might otherwise have benefitted the Company and its shareholders. Furthermore, because of the limitation of a director's liability, the Company's shareholders do not have the right to maintain certain causes of action in the future that exist under common law, including a shareholder's right on behalf of himself or the Company to recover monetary damages against directors for negligence or gross negligence.

    The Ohio Corporation is not aware of any current or past indemnification or liability issues that will or could be presented to the Delaware Corporation in the event the Merger is consummated.

    PAYMENT OF DIVIDENDS

    Both the DGCL and the OGCL permit the payment of dividends and the redemption of shares out of paid-in, earned or other surplus. However, under the OGCL, if a dividend is paid out of capital surplus, shareholders must be so notified. Under the DGCL, no such notice is required and dividends may also be paid out of net profits for the fiscal year in which declared and/or for the preceding fiscal year, even if the corporation has no surplus.

    REPURCHASE OF SHARES

    DELAWARE. The DGCL vests discretion in the board of directors to authorize the repurchase of shares, subject to certain restrictions. Under the DGCL, a corporation may repurchase its common stock out of capital if no preferred stock is outstanding, the common stock will be retired upon acquisition and the capital of the corporation will be reduced in accordance with the applicable provisions of the DGCL. Otherwise, common stock is to be purchased out of surplus.


    OHIO. Under the OGCL, a corporation by its directors may repurchase shares only in certain specified instances, the most significant of which are when the articles authorize the redemption of such shares, when the articles in substance provide that the corporation shall have the right to repurchase, and when authorized by the shareholders at a meeting called for such purpose by the affirmative vote of the holders of two-thirds of the shares of each class or, if the articles so provide, by a greater or lesser proportion but not less than a majority. An Ohio corporation cannot repurchase its shares if immediately thereafter it assets would be less than its liabilities plus its stated capital, if any, or if the corporation is insolvent or would be rendered insolvent by such repurchase. The Ohio Articles authorize the directors to repurchase shares of the Common Shares from time to time without any vote of the shareholders and to the extent permitted by the OGCL.


    Both the DGCL and the OGCL permit the redemption of shares out of paid-in, earned or other surplus.

    TRADING IN THE DELAWARE COMMON SHARES


    It is anticipated that the Delaware Corporation will take the necessary steps to arrange for the Delaware Common Shares to be listed and traded on the Nasdaq Stock Market. It is also expected that such listing and trading will begin on the effective date of the Merger, subject to the rules of the Nasdaq Stock Market. The Company's new trading symbol, if the Reincorporation Proposal is approved, will be "CERG."


FEDERAL INCOME TAX CONSEQUENCES


    In the opinion of the Company's outside counsel, Kohrman Jackson & Krantz P.L.L., Cleveland, Ohio, under present Federal income tax laws, no gain or loss will be recognized by the Ohio Corporation or the Delaware Corporation as a result of the Merger. Further, no gain or loss will be recognized under such laws by the holders of outstanding shares of capital stock of the Company as a result of the Merger, other than holders who receive cash on exercise of dissenters' rights as a result thereof. A holder of shares who dissents and receives cash payment for his shares will be treated as having received such payment in redemption of such shares, subject to the conditions and limitations of Section 302 of the Internal Revenue Code of 1986, as amended, including the attribution rules of Section 318 thereof. EACH HOLDER WHO CONTEMPLATES EXERCISING DISSENTERS' RIGHTS SHOULD CONSULT HIS OWN TAX ADVISOR AS TO THE POSSIBILITY THAT ANY PAYMENT TO HIM WILL BE TREATED AS DIVIDEND INCOME RATHER THAN AS PAYMENT IN EXCHANGE FOR STOCK. No opinion is given with respect to the tax consequences to the holders of outstanding shares of capital stock of the Company arising under the law of any state, locality or foreign jurisdiction, nor is any opinion given with respect to the Federal tax consequences of the Merger upon foreign holders of outstanding shares of capital stock of the Company.


GENERAL PROVISIONS OF THE DELAWARE CERTIFICATE

    The Delaware Certificate has been prepared in accordance with the DGCL and gives the Company broad corporate power to engage in any lawful activity in which a corporation incorporated under the DGCL may engage. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DELAWARE CERTIFICATE, WHICH IS ATTACHED HERETO AS EXHIBIT B.


    The authorized capitalization of the Delaware Corporation consists of 32 million shares, of which 30 million are Delaware Common Shares and 2 million are Non-Voting Preferred Shares, $0.001 per share par value (the "Delaware Preferred Shares"). The Delaware Certificate grants to the Board of Directors general power to provide from time to time for the issuance of shares of Delaware Preferred Shares in series, to determine the number of shares of each such series, to fix the relative rights and preferences as between any such series, to grant conversion rights and to provide the dividend rate, the redemption and liquidation rights and such other rights, preferences, qualifications, limitations or restrictions of a particular series as it may deem appropriate. The Board of Directors, pursuant to the Delaware Certificate, cannot grant voting rights to the Delaware Preferred Shares, except as may otherwise be permitted by the DGCL. No Delaware Preferred Shares will be issued or outstanding immediately following the Merger.


    Neither the Delaware Certificate nor the Delaware Bylaws contain any cumulative voting provisions.

    After the Merger, the directors and officers of the Delaware Corporation will be the same individuals holding office as the directors and officers of the Ohio Corporation immediately prior to the Merger becoming effective.

    Other than as described in this Proxy Statement, the Delaware Certificate contains no provisions intended or believed by the Board of Directors to have anti-takeover effects, although the Delaware Bylaws do contain a provision fixing the maximum and minimum numbers of directors. The provision fixing the maximum and minimum number of directors can be used to prevent a shareholder with a controlling block of shares from increasing the size of the board and filling the vacancies created thereby with that shareholder's nominees. In addition, the Delaware Bylaws contain a provision vesting in the Board of Directors authority to fill vacancies on the Board of Directors occurring between annual meetings.

    Although the Company may in the future consider other proposals that may be characterized as having an anti-takeover effect, the Company does not have any present intention to submit additional proposals to the shareholders or to adopt any additional anti-takeover provisions.

    The Delaware Certificate also contains provisions intended to provide the broadest possible indemnification of officers and directors of the Company and certain other persons and to limit the liability of directors of the Company to the Company and its shareholders to the greatest degree permitted by law. See "Comparison of Shareholder Rights under Ohio and Delaware Law--Liability and Indemnification Provisions."

GENERAL PROVISIONS OF THE DELAWARE BYLAWS


    The Delaware Bylaws have been prepared in accordance with the Delaware Certificate and the DGCL. They set forth important rules relating to the governing of the Delaware Corporation, including provisions which dictate how the Board of Directors and Committees thereof are to operate, and how meetings of shareholders of the Delaware Corporation may be called.


    The Delaware Bylaws state that the Board of Directors consists of not less than six nor more than 15 members. The Delaware Bylaws provide that vacancies that may occur between annual meetings may be filled only by a majority of the remaining directors then in office, even if less than a quorum. In addition, the Delaware Bylaws provide that any new director elected to fill a vacancy on the Board of Directors will serve for the remainder of the full term of that director for which the vacancy occurred.

    Shareholders are urged to carefully review the full text of the Delaware Bylaws which is attached to this Proxy Statement as Exhibit C.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REINCORPORATION PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE REINCORPORATION PROPOSAL. A vote FOR the Reincorporation Proposal will constitute approval of the Merger Agreement (and the transactions contemplated thereby) and the change in the name of the Company to "Ceres Group, Inc."

                         CHANGE OF INDEPENDENT AUDITOR

    The Company has appointed Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1998, to replace the firm of KPMG Peat Marwick LLP, who were dismissed as auditors of the Company effective August 27, 1998.

    The Audit Committee of the Company's Board of Directors approved the engagement of Ernst & Young LLP as the Company's independent auditors. The audit reports of KPMG Peat Marwick LLP on the Company's consolidated financial statements for the two fiscal years ended December 31, 1997, did not contain an adverse opinion or a disclaimer of opinion, but were modified for going concern uncertainties.

    In connection with the audits of the Company's consolidated financial statements for fiscal years ended December 31, 1997 and 1996, and the subsequent interim period through August 27, 1998, no disagreements existed with KPMG Peat Marwick LLP on any matters of accounting principles or practices, financial statement or disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused KPMG Peat Marwick LLP to make reference to the matter in their report.

    No "reportable events" occurred as that term is described in Item 304(a)(1)(v) of Regulation S-K.

    KPMG Peat Marwick LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that they agree with the statements in the preceding three paragraphs.


    The Company engaged Ernst & Young LLP as its new independent accountants effective August 27, 1998. During the two most recent fiscal years and through August 27, 1998, the Company has not consulted with Ernst & Young LLP regarding
(1) the application of accounting principles to any transaction; (2) the type of audit opinion that might be rendered on the Company's financial statements; (3) any disagreement or reportable event as those terms are described or defined in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K; or (4) any other matters or events set forth in Item 304(a)(2) of Regulation S-K.


    Representatives of Ernst & Young LLP are expected to be present at the Special Meeting and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    Any shareholder who intends to present a proposal at the 1999 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by the Company at its principal executive offices not later than December 16, 1998. The Company will not be required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Common Shares, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms furnished to the Company and written representation from the Company's executive officers and directors, the Company believes that all forms were filed in a timely manner during 1997, with the following exceptions:
Form 3s for Andrew A. Boemi, Michael A. Cavataio and Val Rajic, who became directors on December 16, 1997, were filed late.


                             FINANCIAL INFORMATION



    The Company's Annual Report to Shareholders on Form 10-K/A for the fiscal year ended December 31, 1997 has been previously provided to shareholders. IF ANY SHAREHOLDER WOULD LIKE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K/A, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES AND EXHIBITS

THERETO, IT MAY BE OBTAINED WITHOUT CHARGE BY WRITTEN REQUEST TO LINDA S. STANDISH, SECRETARY, CENTRAL RESERVE LIFE CORPORATION, 17800 ROYALTON ROAD, STRONGSVILLE, OHIO 44136-5197 OR BY CALLING (440) 572-2400.


                                 OTHER MATTERS

    The solicitation of proxies is made by and on behalf of the Board of Directors. The cost of the solicitation will be borne by the Company, including the reasonable expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally. Proxies may also be solicited by directors, officers and employees of the Company without additional compensation.

    If the enclosed form of proxy is validly executed, returned, and not revoked, the shares represented thereby will be voted in accordance with any specification made by the shareholder. In the absence of any such specification, proxies will be voted FOR the election of the nine nominees as set forth under "Election of Directors" on Page 2 and FOR Proposal No. 2.

    The presence of any shareholder at the meeting will not operate to revoke his proxy. A proxy may be revoked at any time, insofar as it has not been exercised, (1) by a later-dated proxy, (2) by giving written notice to the Company, or (3) in open meeting.

    If any other matters shall properly come before the meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The Board of Directors does not know of any other matters which will be presented for action at the meeting.

                                          By order of the Board of Directors.

/S/ FRED LICK, JR.

                                          Fred Lick, Jr.
                                          CHAIRMAN OF THE BOARD

Date: November 9, 1998

                                                                       EXHIBIT A

                                MERGER AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION

    THIS MERGER AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made and
entered into as of this     day of             , 1998, by and between CENTRAL
RESERVE LIFE CORPORATION, an Ohio corporation ("CRL"), and CERES GROUP, INC., a Delaware corporation ("Ceres") and wholly-owned subsidiary of CRL.

    WHEREAS, the Board of Directors of CRL has determined that it would be in the best interests of CRL and its stockholders to reincorporate CRL in the State of Delaware; and

    WHEREAS, Ceres was formed for the purpose of reincorporating CRL in the State of Delaware by means of a parent-subsidiary merger qualifying as a tax-free reorganization;

    NOW, THEREFORE, the parties hereto agree as follows:

    1. THE MERGER.

        (a) MERGER AND REORGANIZATION. On the Effective Date (as defined below), CRL will be merged with and into Ceres (the "Merger"), in accordance with the terms of this Agreement, the provisions of Section 253 of the Delaware General Corporation Law, as amended (the "DGCL"), and the provisions of Section 1701.79 of the Ohio General Corporation Law, as amended (the "OGCL"), in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Subject to Section 1(b) below, the Merger will be completed by filing a certificate of merger in the form attached hereto as EXHIBIT A with the Secretary of State of Ohio and a certificate of ownership and merger in the form attached hereto as EXHIBIT B with the Secretary of State of Delaware.

        (b) EFFECTIVE DATE. The effective date of the Merger will be , 1998 (the "Effective Date").

        (c) SURVIVING CORPORATION. On the Effective Date, the separate corporate existence of CRL will cease and Ceres will be the survivor (the "Surviving Corporation"). The name of the Surviving Corporation will be "Ceres Group, Inc."

        (d) CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. On the Effective Date, the certificate of incorporation of Ceres, as currently in effect, will become the articles of incorporation of the Surviving Corporation.

        (e) BYLAWS OF SURVIVING CORPORATION. On the Effective Date, the bylaws of Ceres, as currently in effect, will become the bylaws of the Surviving Corporation.

        (f) DIRECTORS OF SURVIVING CORPORATION. On the Effective Date, the directors of CRL will become the directors of the Surviving Corporation, and the members of the Executive, Investment, Audit and Compensation Committees of the Board of Directors of CRL will become the members of the same Committees of the Board of Directors of the Surviving Corporation.

        (g) OFFICERS OF SURVIVING CORPORATION. On the Effective Date, the officers of CRL will become the officers of the Surviving Corporation.

        (h) PRINCIPAL OFFICE OF SURVIVING CORPORATION. On the Effective Date, the principal office of the Surviving Corporation shall be located at 17800 Royalton Road, Strongsville, Ohio 44136-5197.

        (i) QUALIFICATION AS FOREIGN CORPORATION AND CONSENT TO SERVICE OF PROCESS. The Surviving Corporation desires to transact business in the State of Ohio as a foreign corporation, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the State of Ohio: Linda S. Standish, Esq., 17800 Royalton Road, Strongsville, Ohio 44136-5197. The Surviving Corporation irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State of the State of Ohio if the agent cannot be found, if the Surviving Corporation fails to designate another agent when required to do so or if the Surviving Corporation's license or registration to do business in the State of Ohio expires or is cancelled.

        (j) ABANDONMENT OF MERGER. The Merger may be abandoned at any time prior to the filing of this Agreement with the Secretary of State of Ohio and the Secretary of State of Delaware, or the Effective Date, whichever occurs later, at the direction of the Board of Directors of either CRL or Ceres, notwithstanding prior approval of this Agreement and the Merger by the stockholders of CRL or Ceres.

    2. CONVERSION OF SHARES.


        (a) CONVERSION OF COMMON SHARES OF CRL. On the Effective Date, the Common Shares, without par value, of CRL ("Parent Common Shares"), issued and outstanding at that time will, by virtue of the Merger and without any action on the part of any holder thereof, be converted into an equal number of fully paid Common Shares, par value $0.001 per share, of Ceres ("Subsidiary Common Shares"), and outstanding certificates representing Parent Common Shares will thereafter represent Subsidiary Common Shares. Upon surrender by each holder of certificates representing Parent Common Shares, a certificate representing the same number of Subsidiary Common Shares shall be issued to each such holder.



        (b) CONVERSION OF NON-VOTING PREFERRED STOCK OF CRL. On the Effective Date, the shares of Non-Voting Preferred Stock, without par value, of CRL ("Parent Preferred Shares"), issued and outstanding at that time (if any) will, by virtue of the Merger and without any action on the part of any holder thereof, be converted into an equal number of fully paid shares of Non-Voting Preferred Stock, par value $0.001 per share, of Ceres ("Subsidiary Preferred Shares"), and any outstanding certificates representing Parent Preferred Shares will thereafter represent Subsidiary Preferred Shares. Upon surrender by each holder of certificates representing Parent Preferred Shares, a certificate representing the same number of Subsidiary Preferred Shares shall be issued to each such holder.


        (c) CANCELLATION OF SUBSIDIARY COMMON SHARES HELD BY CRL. On the Effective Date, the 100 Subsidiary Common Shares held by CRL (which represent all of the issued and outstanding shares of capital stock of Ceres immediately prior to the Merger) will, by virtue of the Merger, cease to exist and the certificate representing such shares will be cancelled.

    3. MISCELLANEOUS.

        (a) AMENDMENT. This Agreement may be amended in accordance with the provisions of Section 251(d) of the Delaware General Corporation Law and
    Section 1701.79(E) of the OGCL at any time prior to the filing hereof with the Secretary of State of the State of Delaware or the State of Ohio or the Effective Date, whichever occurs later, by means of a written instrument signed by all parties hereto.

        (b) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                CENTRAL RESERVE LIFE CORPORATION,
                                an Ohio corporation

                                By:
                                     -----------------------------------------
                                     Linda S. Standish,
                                     SECRETARY

                                CERES GROUP, INC.,
                                a Delaware corporation

                                By:
                                     -----------------------------------------
                                     Linda S. Standish,
                                     SECRETARY

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                               CERES GROUP, INC.

                                   ARTICLE I
                                      NAME

    The name of the corporation is Ceres Group, Inc. (the "Corporation").

                                   ARTICLE II
                         REGISTERED OFFICE IN DELAWARE

    The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

                                  ARTICLE III
                                    PURPOSE

    The Corporation is formed for the purpose of engaging in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as it presently exists or may be amended in the future (the "Delaware General Corporation Law").

    The Corporation reserves the right at any time and from time to time to change its purposes in any manner which is permitted by statute or which has been authorized or approved by this Certificate of Incorporation, if applicable. A properly approved or authorized change of purpose will be binding and conclusive upon every stockholder of the Corporation, including stockholders who voted against the change. No stockholder will be entitled to payment of the fair cash value of his shares due to a change in purpose of the Corporation.

    Each purpose identified in this Article is independent of all other purposes, and will not be limited or restricted by any other clause or paragraph of this Certificate of Incorporation.

                                   ARTICLE IV
                               CAPITAL STRUCTURE

    4.1 AUTHORIZED CAPITAL STOCK. The aggregate number of shares of all classes of stock that the Corporation is authorized to issue is 32,000,000 shares, consisting of:


        (a) 2,000,000 Non-Voting Preferred Shares, par value $0.001 per share (the "Non-Voting Preferred Shares"); and



        (b) 30,000,000 Common Shares, par value $0.001 per share (the "Common Shares").

    4.2  NON-VOTING PREFERRED SHARES.

        (a) DESIGNATIONS BY BOARD OF DIRECTORS. The Non-Voting Preferred Shares may be issued from time to time in one or more classes or series without voting rights, and with such designations, preferences and relative, participating, optional or special rights and qualifications, limitations or restrictions as are stated herein and as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as hereinafter prescribed.

        (b) VOTING RIGHTS. Except as may otherwise be required by the Delaware General Corporation Law, the holders of Non-Voting Preferred Shares shall not be entitled to vote on any matters to be voted on by the stockholders of the Corporation.

        (c) TERMS OF THE NON-VOTING PREFERRED SHARES. Authority is hereby expressly granted to and vested in the Board of Directors or any designated committee thereof to authorize the issuance of the Non-Voting Preferred Shares from time to time in one or more classes or series, to determine and take necessary proceedings to fully effectuate the issuance and redemption of any such Non-Voting Preferred Shares and, with respect to each class or series of Non-Voting Preferred Shares, to fix and state from time to time, by resolution or resolutions providing for the issuance thereof, the following:

            (i) the number of shares to constitute the class or series and the designations thereof;

            (ii) the preferences and relative, participating, optional or special rights, if any, and qualifications, limitations or restrictions thereof, if any, of the class or series;

           (iii) whether the shares of the class or series will be redeemable and, if redeemable, the redemption price or prices and the time or times at which, and the terms and conditions upon which, such shares will be redeemable and the manner of redemption;

            (iv) whether the shares of the class or series will be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking funds are to be established, the annual amount thereof and the terms and conditions relative to the operation thereof;

            (v) the dividend rate, whether dividends are payable in cash, stock or otherwise, the conditions upon which and the times when such dividends are payable, the preference or relation to the payment of dividends on any other class or series of stock, whether or not such dividends will be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends will accumulate;

            (vi) the preferences, if any, and the amounts thereof that the holders of the class or series will be entitled to receive upon the voluntary or involuntary dissolution, liquidation or winding up of, or upon any distribution of the assets of, the Corporation;

           (vii) whether the shares of the class or series will be convertible into, or exchangeable for, the shares of any other class or classes, or of any other series of the same or any other class or classes, of stock of the Corporation and the conversion price or prices, or ratio or ratios, or rate or rates, at which such conversion or exchange may be made, with such adjustments, if any, as shall be expressed or provided for in such resolution or resolutions; and

          (viii) such other special rights and protective provisions with respect to the class or series as the Board of Directors or any designated committee thereof may deem advisable.

    The shares of each class or series of Non-Voting Preferred Shares may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors or any designated committee thereof may from time to time increase the number of shares of Non-Voting Preferred Shares designated for any existing class or series by a resolution adding to such class or series authorized but unissued shares of Non-Voting Preferred Shares not designated for any other class or series thereof. The Board of Directors or any designated committee thereof may from time to time decrease the number of shares of Non-Voting Preferred Shares designated for any existing class or series by a resolution subtracting from such class or series any unissued shares of Non-Voting Preferred Shares designated for such class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Non-Voting Preferred Shares.

    4.3  COMMON SHARES.

        (a) POWERS, PREFERENCES AND RIGHTS. Except as may otherwise be provided by the Delaware General Corporation Law, the powers, preferences and rights of the Common Shares, and the qualifications, limitations or restrictions thereof, shall be in all respects identical.

        (b) VOTING RIGHTS. Except as may otherwise be provided by the Delaware General Corporation Law, (i) all rights to vote and all voting power shall be vested exclusively in the holders of the Common Shares and (ii) each holder of Common Shares shall be entitled to one vote for each share held of record on the applicable record date on all matters presented for a vote of the stockholders of the Corporation, including, without limitation, the election of directors.

        (c) DIVIDENDS. Except as may otherwise be provided by the Delaware General Corporation Law, if, as and when dividends on the Common Shares are declared payable from time to time by the Board of Directors as provided in this Section 4.3(c), whether payable in cash, property, stock or other securities, the holders of Common Shares shall be entitled to share equally, on a per share basis, in such dividends.

        (d) LIQUIDATING DISTRIBUTIONS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or upon any sale or conveyance of all or substantially all of the assets of the Corporation, after payment or provision for payment of all the liabilities of the Corporation and the expenses of liquidation, and after the holders of the Non-Voting Preferred Stock shall have been paid in full the amounts, if any, to which they are entitled or a sum sufficient for such payment in full shall have been set aside, the remaining assets of the Corporation available for distribution shall be distributed ratably to the holders of the Common Shares. For the purpose of this Section 4.3(d), a merger, consolidation, sale or conveyance shall not be deemed to be a liquidation or winding up of the Corporation unless the transaction provides for the cessation of the business of the Corporation.

                                   ARTICLE V
                              AMENDMENT OF BYLAWS

    In furtherance and not in limitation of the power conferred upon the Board of Directors by the Delaware General Corporation Law, the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time the Bylaws of the Corporation, as may be amended from time to time (the "Bylaws"), without any action on the part of the stockholders except as otherwise specifically provided in the Bylaws.

                                   ARTICLE VI
              ELIMINATION OF BALLOT FOR THE ELECTION OF DIRECTORS

    The directors of the Corporation need not be elected by written ballot, unless the Bylaws otherwise provide.

                                  ARTICLE VII
          INDEMNIFICATION RIGHTS AND LIMITATION OF DIRECTOR LIABILITY

    7.1  INDEMNIFICATION RIGHTS.

        (a) To the maximum extent permitted under the Delaware General Corporation Law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

        (b) To the maximum extent permitted under the Delaware General Corporation Law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit.

    7.2  ADVANCEMENT OF EXPENSES.

        (a) To the maximum extent permitted under the Delaware General Corporation Law, the Corporation shall pay all expenses (including attorneys' fees) actually and reasonably incurred by any person by reason of the fact that such person is or was a director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized by the Delaware General Corporation Law.

        (b) To the maximum extent permitted under the Delaware General Corporation Law, the Corporation shall pay all expenses (including attorneys' fees) actually and reasonably incurred by any person by reason of the fact that such person is or was an officer of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding (other than an action by the

    Corporation on its own behalf, it being understood that such an action does not include any derivative suit instituted by a stockholder of the Corporation) in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized by the Delaware General Corporation Law.

    7.3 LIMITATION ON LIABILITY OF DIRECTORS. To the maximum extent permitted under the Delaware General Corporation Law, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for the breach of his or her fiduciary duty as a director.

    7.4 NONEXCLUSIVITY AND BENEFIT. The indemnification rights granted pursuant to this Article VI shall not be exclusive of other indemnification rights, if any, granted to such person and shall inure to the benefit of the heirs and legal representatives of such person.

    7.5 EFFECT OF REPEAL, AMENDMENT OR TERMINATION. To the maximum extent permitted under the Delaware General Corporation Law, no repeal of or restrictive amendment of this Article VII and no repeal, restrictive amendment or termination of effectiveness of any law authorizing this Article VII shall apply to or affect adversely any right or protection of any director, officer or employee of the Corporation, for or with respect to any acts or omissions of such person occurring prior to such repeal, amendment or termination of effectiveness.

                                  ARTICLE VIII
               BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

    The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

                                   ARTICLE IX
                          COMPROMISES AND ARRANGEMENTS

    Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                   ARTICLE X
                                  INCORPORATOR

    The name and mailing address of the sole incorporator of the Corporation is 1600 CNB Corp., 1375 East Ninth Street, 20th Floor, Cleveland, Ohio 44114.


    IN WITNESS WHEREOF, the undersigned incorporator of the Corporation has executed and subscribed this Certificate of Incorporation as of this 22nd day of October, 1998.


                                          1600 CNB CORP., Incorporator

                                          By:  /s/ MARC C. KRANTZ

                                          --------------------------------------

                                              Name: Marc C. Krantz

                                              Title: ASSISTANT SECRETARY

                                                                       EXHIBIT C

                                     BYLAWS
                                       OF
                               CERES GROUP, INC.

                                   ARTICLE I
                                  STOCKHOLDERS

    Section 1.1. ANNUAL MEETING. An annual meeting of stockholders will be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors of the Corporation (the "Board"). Any other proper business may be transacted at the annual meeting.

    Section 1.2. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President of the Corporation, the a majority of the members of the Board, or the holders of a majority of the issued and outstanding Common Shares of the Corporation. The business transacted at any special meeting shall be limited to the purposes stated in the notice of such meeting.

    Section 1.3. NOTICE OF MEETINGS. Written notice of every meeting of stockholders will be given, not less than ten nor more than sixty days before the date of the meeting by or at the direction of the Chairman of the Board, if any, the President, the Secretary or such other person as the Board may appoint, to each stockholder entitled to vote at such meeting. The notice will include the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. If mailed, notice will be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

    Section 1.4. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS. Any written waiver of notice signed by a stockholder entitled to notice will be deemed equivalent to notice. Attendance of a stockholder at a meeting constitutes a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the basis that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, need be specified in any written waiver of notice.

    Section 1.5. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such reconvened meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the reconvened meeting the Corporation may transact any business which could have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the reconvened meeting, a notice of the reconvened meeting will be given to each stockholder of record entitled to vote at the meeting.

    Section 1.6. QUORUM. Except as otherwise provided by the Delaware General Corporation Law, as in effect from time to time (the "Delaware General Corporation Law"), the Certificate of Incorporation of the Corporation, as in effect from time to time (the "Certificate of Incorporation") or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting will be necessary and sufficient to constitute a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, will neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing does not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

    In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section
1.5 of these Bylaws until a quorum attends.

    Section 1.7. ORGANIZATION OF MEETINGS. Meetings of stockholders will be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman chosen by the stockholders at the meeting. The Secretary will act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

    Section 1.8. ACTION BY VOTE. Except as otherwise provided by the Delaware General Corporation Law or the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders will be entitled to one vote for each share of stock held by such stockholder that has voting power upon the matter in question.

    At all meetings of stockholders for the election of directors, a plurality of the votes cast will be sufficient to elect. All other elections, proposals and questions will, unless otherwise provided by the Delaware General Corporation Law, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock entitled to vote thereon which are present in person or represented by proxy at the meeting.

    Voting at meetings of stockholders need not be by written ballot.

    Section 1.9. REPRESENTATION BY PROXY. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. A duly executed proxy will be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation prior to the taking of a vote.

    Section 1.10. INSPECTORS OF ELECTION. The Board in advance of any meeting of stockholders shall appoint one or more Inspectors of Election to act at the meeting or any adjournment of the meeting. Each Inspector of Election, before entering upon the discharge of his or her duties, must take and sign an oath faithfully to execute the duties of Inspector of Election at such meeting with strict impartiality and according to the best of his or her ability. Inspectors of Election will take charge of the polls and, when the vote is completed, will make a certificate of the result of the vote taken and of such other facts as may be required by the Delaware General Corporation Law. The Inspectors of Election may appoint or retain other persons or entities to assist them in the performance of their duties as inspectors.

    Section 1.11. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date:

    (a) in the case of determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, will, unless otherwise required by applicable law, not be more than sixty nor less than ten days before the date of such meeting;

    (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, will not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board; and

    (c) in the case of any other action, will not be more than sixty days prior to such other action.

    If no record date is fixed:

    (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

    (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board is required by applicable law, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board is required by applicable law, will be at the close of business on the day on which the Board adopts the resolution taking such prior action; and

    (c) the record date for determining stockholders for any other purpose will be at the close of business on the day on which the Board adopts the resolution relating thereto.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the reconvened meeting.

    Section 1.12. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer or agent responsible for maintaining the stock ledger of the Corporation shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the same city in which the meeting is to be held, which place will be specified in the notice of the meeting, or, if a different location is not specified, at the place where the meeting is to be held. The list will also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they will be ineligible for election to any office at such meeting. The stock ledger will be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

    Section 1.13. ACTION BY WRITTEN CONSENT OF STOCKHOLDERS. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent will be given to those stockholders who have not consented in writing.

                                   ARTICLE II
                               BOARD OF DIRECTORS

    Section 2.1. POWERS. Subject to applicable provisions of the Delaware General Corporation Law and any limitations in the Certificate of Incorporation or these Bylaws, the Board will manage the business and affairs of the Corporation and exercise all corporate powers.

    Section 2.2. NUMBER. The Board will consist of no less than six and no more than fifteen members, or such other number of directors as may be determined from time to time by resolution of the directors of the Corporation.

    Section 2.3. ELECTION; RESIGNATION; REMOVAL; VACANCIES. At the first annual meeting of stockholders and at each subsequent annual meeting, the stockholders will elect directors each of whom will hold office for a term of one year or until his or her successor is elected and qualified. Any director may resign at any time upon written notice to the Corporation. Any director or the entire Board may be removed with or without cause by the vote of the holders of a majority of the shares of stock then entitled to vote in the election of directors. Any newly created directorship or any vacancy occurring in the Board for any cause may be filled by a majority of the remaining members of the Board, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected will hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

    Section 2.4. REGULAR MEETINGS. Regular meetings of the Board may be held at such places within or without the State of Delaware and at such times as the Board may determine. Notice of a regular meeting need not be given.

    Section 2.5. SPECIAL MEETINGS. Special meetings of the Board may be held at any time or place within or without the State of Delaware whenever called by [any officer of the Corporation] [the Chairman of the Board, if any, the President] or by any [member] [two members] of the Board. Notice of a special meeting of the Board will be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

    Section 2.6. WAIVER OF NOTICE OF MEETINGS OF DIRECTORS. Any written waiver of notice, signed by a director entitled to notice, will be deemed equivalent to notice. Attendance of a director at a meeting will constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the directors, need be specified in any written waiver of notice.

    Section 2.7. QUORUM; VOTE REQUIRED FOR ACTION. At all meetings of the Board a majority of the whole Board will constitute a quorum for the transaction of business. In the absence of a quorum, the directors present at the meeting may, by majority vote, adjourn the meeting until a majority attends. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present will be the act of the Board.

    Section 2.8. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of the Corporation's directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the Corporation's directors or officers are directors or officers, or have a financial interest, will be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if:

    (a) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or

    (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

    (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof, or the stockholders.

    Interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

    Section 2.9. ORGANIZATION OF MEETINGS. Meetings of the Board will be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in their absence by a chairman chosen by the directors at the meeting. The Secretary will act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

    Section 2.10. TELEPHONIC MEETINGS PERMITTED. Members of the Board, or any committee designated by the Board, may participate in a meeting by means of telephonic conference or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section will constitute presence in person at such meeting.

    Section 2.11. ACTION BY WRITTEN CONSENT OF DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent in writing, and the writing or writings are filed with the minutes of proceedings of the Board or such committee.

    Section 2.12. COMPENSATION. In the discretion of the Board, the Corporation may pay each director such fees for his or her services as director and reimburse such director for his or her reasonable expenses incurred in the performance of his or her duties as director, as determined by the Board. Nothing contained in this Section may be construed to preclude any director from serving the Corporation in any other capacity and receiving reasonable compensation for such service. Members of any special or standing committees may be allowed like compensation for attending committee meetings.

    Section 2.13. COMMITTEES. The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by the Delaware General Corporation Law and to the extent provided in the resolution of the Board, will have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation.

    Section 2.14. COMMITTEE RULES. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee will conduct its business in the same manner as the Board conducts its business pursuant to Article II of these Bylaws.

                                  ARTICLE III
                                    OFFICERS

    Section 3.1. ENUMERATION; ELECTION. The Board will appoint a President, Secretary and Treasurer, and it may, if it so determines, elect a Chairman of the Board from among its members. The Board may also appoint, or empower the President to appoint, such other officers and agents as the business of the Corporation may require. Any number of offices may be held by the same person. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

    Section 3.2. TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Each officer will hold office until his or her successor is appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board may remove any officer with or without cause at any time, but such removal will be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board.

    Section 3.3. POWERS AND DUTIES. The officers of the Corporation will have such powers and duties in the management of the Corporation as may be prescribed in these Bylaws and by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

    Section 3.4. COMPENSATION. The Board will determine the officers' salaries, and no officer will be prevented from receiving such compensation by reason of the fact that he or she is also a director of the Corporation.

                                   ARTICLE IV
                                     STOCK

    Section 4.1. CERTIFICATES. Every holder of stock will be entitled to have a certificate signed by or in the name of the Corporation by two officers of the Corporation, certifying the number of shares owned by such holder in the Corporation. Any or all of the signatures on the certificate may be by facsimile. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, then the certificate may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

    Section 4.2. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. Upon written request by a stockholder, the Corporation may issue a new certificate of stock in the place of any certificate previously issued by the Corporation, alleged to have been lost, stolen or destroyed. The Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

    Section 4.3. TRANSFER ON BOOKS. Subject to the restrictions, if any, stated or noted on the stock certificate, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the stock certificate properly endorsed or accompanied by a written assignment and power of attorney properly executed, and with such proof of the authenticity of signature as the Board or the transfer agent of the Corporation may reasonably require.

    Section 4.4. REGISTERED STOCKHOLDERS. Except as may be otherwise required by the Delaware General Corporation Law, by the Certificate of Incorporation or by these Bylaws, the Corporation will be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to receive notice and to vote or to give any consent with respect to such stock and to be held liable for such calls and assessments, if any, as may lawfully be made on such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been properly transferred on the books of the Corporation.

    It will be the duty of each stockholder to notify the Corporation of such stockholder's current post office address.

                                   ARTICLE V
                                 MISCELLANEOUS

    Section 5.1. CERTIFICATE OF INCORPORATION. These Bylaws are subject to the Certificate of Incorporation, and in the case of a conflict, the Certificate of Incorporation controls.

    Section 5.2 AMENDMENT OF BYLAWS. These Bylaws may be amended or repealed, and new Bylaws made, by the Board or by the stockholders at a meeting duly called for such purpose.

    Section 5.3. LOCATION OF RECORDS. The books and records of the Corporation may be kept outside of the State of Delaware at such location or locations as may be designated from time to time by the Board.

    Section 5.4. FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year, unless otherwise fixed by resolution of the Board.

    Section 5.5. CORPORATE SEAL. The Corporation shall not have a corporate seal.

                                                                       EXHIBIT D

                        OHIO DISSENTERS' RIGHTS STATUTES

1701.84  DISSENTING SHAREHOLDERS ENTITLED TO RELIEF

    The following are entitled to relief as dissenting shareholders under section 1701.85 of the Revised Code:

    (A) Shareholders of a domestic corporation that is being merged or consolidated into a surviving or new entity, domestic or foreign, pursuant to section 1701.78, 1701.781, 1701.79, 1701.791, or 1701.801 of the Revised Code;

    (B) In the case of a merger into a domestic corporation, shareholders of the surviving corporation who under section 1701.78 or 1701.781 of the Revised Code are entitled to vote on the adoption of an agreement of merger, but only as to the shares so entitling them to vote;

    (C) Shareholders, other than the parent corporation, of a domestic subsidiary corporation that is being merged into the domestic or foreign parent corporation pursuant to section 1701.80 of the Revised Code;

    (D) In the case of a combination or a majority share acquisition, shareholders of the acquiring corporation who under section 1701.83 of the Revised Code are entitled to vote on such transaction, but only as to the shares so entitling them to vote;

    (E) Shareholders of a domestic subsidiary corporation into which one or more domestic or foreign corporations are being merged pursuant to section 1701.801 of the Revised Code.

1701.85  QUALIFICATIONS OF AND PROCEDURES FOR DISSENTING SHAREHOLDERS

    (A) (1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

    (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

    (3) The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or

1701.801 of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

    (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

    (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

    (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505. of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

    (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

    (D) (1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

           (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

           (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

           (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

           (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

    (2) For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

    (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

                                  DETACH CARD

                        CENTRAL RESERVE LIFE CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 7, 1998.

    The undersigned hereby constitutes and appoints Fred Lick, Jr., and Linda S. Standish, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Shareholders in Lieu of the Annual Meeting of Shareholders of Central Reserve Life Corporation to be held at the Home Offices of the Company, CRL Plaza, 17800 Royalton Road, Strongsville, Ohio on Monday, December 7, 1998, at 2:00 p.m., local time, and at any adjournment thereof, on all matters coming before said meeting.

PLEASE MARK YOUR CHOICES LIKE THIS  /X/  IN BLUE OR BLACK INK

          THE BOARD RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1
                             AND "FOR" PROPOSAL 2.

1. Directors: Andrew A. Boemi; Michael A. Cavataio; Bradley E. Cooper; Fred Lick, Jr.; Peter W. Nauert; John F. Novatney, Jr.; Richard M. Osborne; Robert A. Spass; and Mark H. Tabak.

FOR  / /    WITHHELD  / /
FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):  / /
________________________________________________________________________________

2. Change of the Company's state of incorporation from Ohio to Delaware by means of a merger of the Company into Ceres Group, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, and the change of the Company's name to "Ceres Group, Inc." in the merger and related changes to the Company's organizational documents.

FOR  / /    AGAINST  / /    ABSTAIN  / /

PLEASE SIGN AND DATE THE PROXY ON THE REVERSE SIDE. SEE REVERSE SIDE PROXY.

                                  DETACH CARD

PROXY NO.                                                                 SHARES

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                           Dated _________________________, 1998
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Title

                                           NOTE: Please sign as name appears
                                           hereon. Joint owners should each
                                           sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such.